      As filed with the Securities and Exchange Commission on July 6, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4840

                              The Tocqueville Trust
               (Exact name of registrant as specified in charter)

                              The Tocqueville Trust
                          40W. 57th Street, 19th Floor
                               New York, NY 10019
               (Address of principal executive offices) (Zip code)

                        Robert W. Kleinschmidt, President
                              The Tocqueville Trust
                          40W. 57th Street, 19th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

                                  212-698-0800
               Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2005

Item 1. Report to Stockholders.

                              SEMI-ANNUAL REPORT

                                April 30, 2005

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                         The Tocqueville Genesis Fund

[LOGO]

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

    The current environment presents a double challenge for contrarian value investors like us.

    As contrarians, we would like to take the opposite tack to some of the most powerful trends of the last decade or more, which have come to be considered by many as a permanent. These include, first and foremost, the stubbornly low long-term interest rates.

    A reversal in long-term borrowing costs would first depress the housing market. But it would also hurt the consumer sector. Through the refinancing of mortgages at lower rates and longer maturities, consumers have been able to spend more than their current incomes would have justified, and now carry a record amount of debt. Some argue that the consumer's balance sheet is solidly supported by asset values (investment portfolios and homes). But there is a difference between theoretical solvability and operational liquidity. Historically, we have seen companies with more assets than liabilities on their balance sheets nevertheless go bankrupt because they did not have access to sufficient cash to finance ongoing operations. If the stock market declines and houses become harder to sell, the U.S. consumer could be in for some rough going.

    Of course, rising interest rates would also hurt overly leveraged corporations and could have dramatic but incalculable consequences on an increasingly convoluted and leveraged financial industry, characterized by the new importance of leveraged hedge funds, funds of funds and the trading of increasingly complex instruments, often created out of thin air, without underlying assets.

    The problem is that these bubbles in the making are currently widely recognized and the object of daily warnings in the media: this all but guarantees that they are not yet about to burst. But long-term interest rates have now been declining for about twenty-five years, so that few of today's market participants can remember all the pain associated with rising interest rates. In the end, these bubbles will burst, as do all bubbles. The contrarian thus has to arbitrage time horizons: eventual bear, but cautious participant in the near-term.

    Opposite challenges are presented by the markets for natural resources (oils, metals, etc.), where the long-term optimistic scenarios remain compelling but the near term is clouded by strong, bullish consensuses compounded by incremental demand from financial speculators.

    As value investors, we are faced by another set of challenges.

    First, we find very few companies with the wherewithal to navigate the uncertain times ahead and that are selling at deep discounts to their estimated enterprise values.

    Second, some companies with apparently low price/earnings ratios currently sport levels of profitability that may not be sustainable over the longer term. For example, the Leuthold Group calculates that the profit margins of the Standard & Poor's energy sector are at an almost fifty-year high, having now surpassed even the spike levels of 1973, when the OPEC oil embargo caused oil prices to suddenly quadruple (with an almost entire flow-through to the bottom line). As profitability declines from unsustainable levels in basic resource industries, price-earnings ratios will no longer seem as cheap.

    Third, the valuation of stocks by the market has become very indiscriminate. Big and small companies; financially strong or weak; faster or slower growing: almost all companies now sell within a historically very narrow range of price/earnings ratios. As a result, companies with a somewhat higher price/earnings ratio but with good finances and the potential to grow at an above-average rate may be where value lies in today's markets.

    To a degree or another, we are faced with a similar conundrum in most international markets--complicated, of course by the necessity to make a judgment about the future of the U.S. dollar. Our view remains that the dollar will remain generally weak for several years, although this weakness may be observed more against Asian currencies than against the Euro from current levels. The net result, however, is likely to be that, with smaller inflows of foreign capital, interest rates will rise and American economic cycles will fluctuate around a slower growth trend.

    Fortunately, both the long-term contrarian approach and the search for relative values are reinforcing each other. They lead us toward the same type of companies, in the health and technology areas, which have cycle-resistant characteristics, higher intrinsic growth trends and, generally, the financial wherewithal to be opportunistic when chances arise.

    It is the shift from our former winners (in the basic, cyclical industries) to the future economic leaders (in growth industries) that is tricky. These contemplated new investments are now historically cheap in relative terms, but the timing and pace of the transition is difficult to assess. As a result, we are re-positioning our portfolios at a measured pace, trying to minimize the likely bumps and false starts along the way.

Respectfully,

/s/

Francois Sicart
Chairman

                                                          Semi-Annual Report 1

The Tocqueville Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    The Tocqueville Fund registered a 5.82% gain in the first six months of our fiscal year ended April 30, 2005. This compares with a 3.28% gain by the S&P 500 over the same period.

    It was a volatile period for the markets and for your fund, with both registering gains in three of the six months in the period and losses in the other three months. Swings were particularly pronounced in November following the election results and in February, possibly due to relief associated with the Iraqi elections. In both months your fund registered gains of more than 5%. On the other hand, January, March and April were all difficult months with the fund losing more than 2% in each of those months.

    Such volatility has been unusual until of late and signals a transition period in my view. For the past two years, cyclical stocks, especially commodity producers in which The Tocqueville Fund has been well represented, have led the market. Recent market action leads me to believe that these stocks are unlikely to lead the market in the next up cycle. Indeed, we have been trimming positions of all our commodity producers, not just for this reason, but also because valuations have begun to look, if not full, at least fair. Nor am I unmindful of renewed investor and media enthusiasm for this theme over the period. For a contrarian, such enthusiasm often serves as an early warning sign.

    Still, we are not entirely out of these kinds of stocks, as it remains our belief that we are in a secular period of re-inflation. Within that period there will be cycles and we have probably reached the end of the first such cycle. If so, the transition period that market volatility seems to be forecasting may well favor formerly out of favor healthcare and technology names. These are where we are currently finding some of the most intriguing values. Investor psychology has been negative in these areas for a number of years. Companies such as Microsoft, Cisco, EMC, Oracle, Intel, etc. remain dominant companies in their industry, sport pristine balance sheets, generate mountains of cash, have high quality earnings, and no legacy liabilities associated with pension plans, asbestos and the like. Our only problem with companies such as these has been valuation. After five years of disappointing stock price performance, valuations of many of these former darlings of Wall Street have come in line. The healthcare area, particularly pharmaceutical shares, have also lagged badly over the past five years. Here too it appears that investors, while discounting well-known negative factors, are ignoring considerable strengths. In our view, this is a productive area for contrarian thinking.

    Perhaps the most perplexing development of the first half of the fiscal year was the performance of the long bond. Notwithstanding (or perhaps I should say because of) near unanimity regarding the inevitability of rising rates, the long-term bond rates fell significantly over the period. Indeed as I write this, long rates are down over 100 basis points since the Federal Reserve began tightening over a year ago. Clearly, the bond market is not concerned with long-term inflation. Even though we are positioned otherwise, I hope the bond market is correct. A resurgence of inflation is an ugly thing, not to be wished for. Nonetheless, we strongly believe it is prudent to plan for rising inflation and interest rates, so we have avoided shares that, in our opinion, would be hurt the most under that scenario. If we are wrong, the overall equity market will likely do better than we expect and we will almost certainly lag it in performance. That's a risk we are willing to take.

    As ever, I appreciate your loyalty and support as my fellow shareholder in The Tocqueville Fund.

Sincerely,

/s/ Robert Kleinschmidt

Robert W. Kleinschmidt
Portfolio Manager

                             See Legend on Page 12

2   April 30, 2005

                             The Tocqueville Fund

                                    [CHART]

                    Tocqueville Fund       Tocqueville Fund
                    (Net Asset Value)          (Load)            S&P 500
                    -----------------        -----------        --------
 10/31/1994             $10,000               $ 9,600            $10,000
 10/31/1995              11,601                11,137             12,644
 10/31/1996              14,232                13,663             15,691
 10/31/1997              19,136                18,371             20,730
 10/31/1998              18,258                17,528             25,288
 10/31/1999              20,571                19,749             31,780
 10/31/2000              22,612                21,708             33,715
 10/31/2001              20,152                19,346             25,320
 10/31/2002              18,362                17,628             21,494
 10/31/2003              24,615                23,630             25,965
 10/31/2004              27,980                26,860             28,411
 04/30/2005              29,608                28,424             29,343




This chart assumes an initial gross investment of $10,000 made on 10/31/94. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED APRIL 30, 2005

         --------------------------------------------------------------
                                           1 Year 3 Year 5 Year 10 Year
         --------------------------------------------------------------
         Tocqueville Fund--Net Asset Value 11.33% 8.38%   6.56% 10.78%
         Tocqueville Fund--Load*           11.33% 8.38%   6.56% 10.33%
         Standard & Poor's 500 Stock Index  6.34% 4.24%  -2.94% 10.26%
         --------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                          Semi-Annual Report 3

The Tocqueville Small Cap Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    The overall returns of The Tocqueville Small Cap Value Fund during the first half of this new fiscal year reflect a somewhat difficult market environment for many small cap companies in general. As a result, we gave back all of the appreciation posted in the first few months of the new fiscal year, and some more. We closed our first half year ended April 30, 2005 with a decline of 6.99% in net asset value. By comparison, our Russell 2000 index benchmark had a negative return of only 0.15% over the same period.

    While these results remain well below what we have grown accustomed to delivering in the past, the numerous positive indications I receive from our portfolio companies give me every reason to be optimistic for the period immediately ahead. Meanwhile, we are sticking to our value-based investment strategies of managing for the long-term, as opposed to trying to outperform any index over the short-term.

    Over the past ten years ended April 30, 2005, the Tocqueville Small Cap Value Fund delivered average annual total returns of 12.89% versus 9.54% for its Russell 2000 benchmark. As mentioned on many prior occasions, I will try my very best to maintain such levels of performance in the future, and hopefully deliver improving returns in the second half.

Cautious Optimism Maintained

    In retrospect, the performance of the Fund during the past six months largely reflects some lack of economic progress in general, and some clear deterioration at three of our large and most economically sensitive holdings. To be more specific, we made the difficult decision to liquidate two of our automotive parts companies at a loss. We also sold a grocery foods holding in the least opportune of conditions.

    Net of these and other sales, we added five new names to the Fund over the past six months. New additions include ABM Industries, the large U.S. facilities service contractor; Bentley Pharmaceuticals, an emerging generic pharmaceuticals producer; Bob Evans Farms, the full-service restaurant chain; Intervoice, an interactive voice response solution provider; and Plexus Corp, a custom provider of OEM electronic design, manufacturing and testing services. New to our top-ten list through appreciation are marine pipeline construction service provider Global Industries, and specialty pharmaceuticals distributor Priority Healthcare Corp. Del Monte Foods Co. remains our single largest holding.

    As a result of these changes, we have lowered our total exposure to manufacturing, consumer goods and transportation-related industries. Healthcare is our largest area of concentration at 15% of assets. Other areas of focus include emerging companies in manufacturing (14%), telephone and wireless hardware (11%), computer software (13%), electronics (10%), consumer foods (9%), petroleum exploration and production services (8%), plastics and specialty chemicals (8%), automotive-related suppliers (6%). Personnel and business services remain unchanged (3%) with cash equivalents at 2%. Following is a description of our ten largest positions.

Ten Largest Positions as of April 30, 2005:

          Del Monte Foods Co. (6.7%)       Canned foods
          Schering-Plough (6.4%)           Pharmaceuticals
          PowerWave Technologies (6%)      Wireless signal amplifiers
          Vicor Inc. (5.9%)                Integrated power supplies
          Global Industries (5.8%)         Offshore petroleum services
          Hercules Inc. (5%)               Pulp & paper chemicals
          Informatica Inc. (4.8%)          Database software
          Timken Co. (4.5%)                Industrial roller bearings
          Westell Technologies Inc. (4.4%) Telco CPE DSL hardware
          Priority Healthcare (4.4%)       Specialty pharmacy services

    In closing, let me express my gratitude for your selection of The Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Sincerely,

/s/ Jean-Pierre Conreur

Jean-Pierre Conreur
Portfolio Manager

                             See Legend on Page 12

4   April 30, 2005

                     The Tocqueville Small Cap Value Fund

                                    [CHART]

           Small Cap Value Fund      Small Cap Value Fund
             (Net Asset Value)              (Load)                Russell 2000
             -----------------    ---------------------------     ------------
10/31/1994       $10,000                   $ 9,600                  $10,000
10/31/1995        11,922                    11,445                   11,835
10/31/1996        14,272                    13,701                   13,800
10/31/1997        19,413                    18,636                   17,847
10/31/1998        16,817                    16,144                   15,734
10/31/1999        21,038                    20,197                   18,074
10/31/2000        27,045                    25,963                   21,220
10/31/2001        28,740                    27,591                   18,525
10/31/2002        25,375                    24,360                   16,382
10/31/2003        39,229                    37,660                   23,487
10/31/2004        38,853                    37,299                   26,242
04/30/2005        36,137                    34,692                   26,202



This chart assumes an initial gross investment of $10,000 made on 10/31/94. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED APRIL 30, 2005

-------------------------------------------------------------------------------
                                                  1 Year  3 Year 5 Year 10 Year
-------------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net Asset Value -18.17% 1.64%  4.10%  12.89%
Tocqueville Small Cap Value Fund--Load*           -18.17% 1.64%  4.10%  12.43%
Russell 2000 Index                                  4.71% 5.62%  4.08%   9.54%
-------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                          Semi-Annual Report 5

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   For the six months ended April 30, 2005, the Tocqueville International Value Fund's total U.S. dollar return was 8.94%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 8.95%.

   At the outset of the period, George Bush won the U.S. Presidency and reiterated a pro growth economic stance, oil prices declined on the back of a surprise inventory build and, as a consequence, equity markets globally vaulted upwards.

   Since year end, the U.S. equity markets have fluctuated with mercurial investor views on oil prices, inflation, growth, and interest rates. Corporate profits have continued to expand, but $50 oil, rising short-term interest rates in the U.S., questions about the pace of Chinese growth, and declining long-term U.S. interest rates combined to raise the specter of economic slowdown and inflation, limiting any market advances.

   Most markets outside the U.S. continued to advance through March, when worries about global growth led to pullbacks across the board.

   During most of the period, the European markets, despite headlines about weak economic conditions, increased on the back of improving corporate profitability and from relatively low valuation levels. Japan followed a similar pattern, rising until worries about the U.S. and China cast doubts about the sustainability of Japan's economic recovery.

   Asian markets were up through year end along with global markets and pushed along in some cases by speculative buying in advance of a possible Renminbi revaluation. Then as the U.S. raised short-term interest rates and global liquidity tightened, the Asian markets declined.

   As we opined in our October letter, consensus opinion regarding the U.S. dollar had become excessively pessimistic in relation to the Euro, and the Euro was due for a correction. This indeed began to occur in earnest during the latter part of the period, as a growing short-term interest rate differential in favor of the U.S. coincided with investor concerns about the imminent vote on the European constitution by France and the Netherlands.

   During the six months, the European BE 500 index increased by 7.5% in local currency terms, the Japanese Nikkei 225 increased by 2.8% in local currency terms, and the Morgan Stanley Far East increased by 6.7%. The Euro and the Yen increased by 0.6% against the U.S. dollar.

   Our geographic exposure was little changed during the period, with Japan and Asia remaining at 19% and 18%, respectively, and Europe increasing from 45% to 47%, funded via a reduction in Latin America. We sold a few positions that met our valuation targets, like Belgian wire and cable producer Bekaert, Mexican media conglomerate Televisa, and Japanese metal cutting equipment manufacturer Amada.

   Despite the macroeconomic cross-currents, we continue to find attractive, undervalued stocks, and our buying activity has been concentrated on companies where value creation is a function of a proactive management team executing on a strategic plan to restructure, or improve returns on, quality assets.

   We purchased Dutch food company CSM, a special situation where the sale of the sugar confectionery business de-levered the balance sheet and created a strong biochemicals and food ingredients franchise at 11 times P/E. We also purchased Norwegian company Nutreco, where management sold its low return pork processing business and spun out its fish farming operations into a joint venture to focus on a growing, higher return fish and animal feed operation, which we bought for a pro forma P/E of 10 times.

   In keeping with our contrarian approach, we sought and found opportunities in the technology sector, where investor sentiment had become very negative. We purchased Samsung SDI, the global leader in mobile display for handsets, depressed due to investor concerns about falling LCD prices and trading at 6 times the 2006 P/E. Also in Asia, we initiated a position in Global Biochem, the number 1 Chinese producer of animal feed ingredient lysine, trading at less than 10 times the 2005 P/E based on cyclically low lysine prices, and with significant growth potential from a proprietary polyol processing technology.

   As noted in previous letters, we are concerned about the global imbalances we have cited during the last two years. To recap, we believe that the debt financed, consumer driven U.S. economy will have to slow. We expect that the Asian currencies, which tend to be U.S. dollar linked and have depreciated against the European currencies, will be pressured to revalue upward. This, however, will not correct the U.S. current account deficit, which will only be remedied by a reduction of U.S. domestic consumption. As growth in the U.S. slows, it will become more challenging for companies that export to the U.S. to generate growth in earnings and cash flow.

   However, in our view, the challenges posed by stronger domestic currencies or weaker export markets will provide added impetus to the economic reforms and corporate restructuring activities that we have noted in recent years. This in turn should continue to create good investment opportunities for disciplined, value-oriented investors. Regardless of what might happen in the U.S., we do expect that Asia, and in particular China, will continue to grow well, with domestic demand comprising an ever larger part of that growth.

   In general, we expect the non-U.S. markets to benefit from improving corporate governance and management practices, the development of local equity cultures, declining macroeconomic risk premiums and positive capital flows. Against this background, inefficient pricing of equities, particularly among small and mid-cap companies, can provide exceptional opportunities. We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk.

Respectfully,

/s/               /s/
James Hunt        Francois Sicart
Portfolio Manager Portfolio Manager

                             See Legend on Page 12

6   April 30, 2005

                   The Tocqueville International Value Fund

                                    [CHART]

             International Value Fund   International Value Fund
                  (Net Asset Value)              (Load)              EAFE Index
             -----------------------    -------------------------    ----------
 10/31/1994          $10,000                 $ 9,600                   $10,000
 10/31/1995           10,808                  10,376                     9,993
 10/31/1996           12,545                  12,043                    11,072
 10/31/1997           10,748                  10,318                    11,617
 10/31/1998            8,662                   8,316                    12,773
 10/31/1999           12,144                  11,659                    15,758
 10/31/2000           10,211                   9,803                    15,339
 10/31/2001            8,728                   8,379                    11,553
 10/31/2002            8,764                   8,414                    10,059
 10/31/2003           13,154                  12,628                    12,833
 10/31/2004           15,864                  15,229                    15,306
 04/30/2005           17,282                  16,591                    16,675



This chart assumes an initial gross investment of $10,000 made on 10/31/94. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED APRIL 30, 2005

----------------------------------------------------------------------------------
                                                      1 Year 3 Year 5 Year 10 Year
----------------------------------------------------------------------------------
Tocqueville International Value Fund--Net Asset Value 17.26% 14.50%  8.72%  5.07%
Tocqueville International Value Fund--Load*           17.26% 14.50%  8.72%  4.64%
Morgan Stanley EAFE Index                             15.42% 10.95% -0.19%  5.10%
----------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                          Semi-Annual Report 7

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    Gold bullion is trading within 6.6% of a seventeen year high, despite negative sentiment. Over the past five years, the dollar gold price has increased 55% vs. a 13.86% decline for the S&P 500 and a 21% decline for the trade weighted dollar. However, since January 1, 2005, gold is flat and the S&P 500 is down 4%, the trade weighted dollar is up 6% and the gold share index is down 16%.

    The weakness of the gold shares is a good proxy for investor sentiment. We believe it is at rock-bottom. This is confirmed by the Hulbert Gold Newsletter Sentiment Index which has matched record low readings.

    These extremes occur only at important lows. For the first time in years, gold shares can be said to represent a contrarian investment play. It is hard to know the duration of this opportunity. However, gold and gold shares have a history of perverse volatility. In other words, the opportunity could be short lived. Despite the ugliness of the near term charts, share prices remain within the boundaries of a long term bull market trend. It is the purpose of every bull market to take as few investors along as possible. The recent shakeout, which began in earnest in early March, has done an excellent job of chilling investment sentiment. In our opinion, at this point, the shares are in strong hands and we suspect the weak hands no longer holding gold include many investors who were unable to sell or unwind illiquid complex debt positions that blew up in April. The improvement of the Commodities Future Trading Corporation numbers in recent weeks, we believe, supports this thesis.

    In our view, money usually finds its way into gold under one scenario only. That is the lack of investment returns elsewhere, the desire for perceived safety, and the ascendance of a risk-averse psychology at large. The still-unfolding crack up of financial engineering in the fixed-income sector illustrates what it takes for investors to transit from greed to a risk-averse stance. We believe that investors thought that they were positioned in uncorrelated instruments that were insulated from market vicissitudes and uncertainties. These opaque financial structures, such as collateralized debt obligations (CDOs), were marketed by proponents quite similar to those who espoused portfolio insurance in 1987 and convergence strategies wrapped in breath taking leverage such as Long Term Capital Management, whose near bankruptcy in 1998 created a credit crisis.

    It will take a few more years before investors become enthralled with the next "can't lose" proposition. In the meantime, they are assessing the damage from this latest misadventure in CDOs. It may take a few weeks to a few months before they identify gold and gold shares as the likely recipient of increased flows of safety-seeking capital.

    The macro economic rationale for exposure to gold remains compelling. The American fiscal and trade deficits show little sign of abating. Real interest rates remain negative because consumer debt burdens prevent the Federal Reserve from anything more than token rate increases. Soft economic numbers, exemplified by four consecutive monthly declines in the index of leading economic indicators, suggest that fear of a recession will soon displace fear of inflation as the preoccupation of monetary policy. It will not be long before the Federal Reserve declares that the process of "measured" rate increases has concluded. While the US dollar has firmed somewhat against the euro, in part to redress the excessive dollar short exposure that prevailed at the end of last year, the prospect of declining dollar interest rates will trigger a return to the currency's slide.

    It is worth noting that foreign central banks were net sellers of US treasuries in March. Only short covering by hedge funds to offset these sales prevented a resumption of the dollar decline last month. The March numbers are just one month and therefore inconclusive. Anyone who feels they can predict the precise moment when foreign central banks become persistent net sellers of their dollar reserves should wait until then to position gold. For those who cannot make such predictions, we believe that the time to purchase gold is now.

    Gold remains in a multi-year bull market that, in our opinion, will last through this decade. We expect the dollar gold price to trade well into four digit territory before it has concluded. We therefore counsel patience at the very least and, where possible, increased exposure to take advantage of the current opportunity.

Sincerely,

/s/ John Hathaway

John C. Hathaway
Portfolio Manager

                             See Legend on Page 12

8   April 30, 2005

                           The Tocqueville Gold Fund

                                    [CHART]

                                          Philadelphia Stock
              Gold Fund       Gold Fund     Exchange Gold     Standard & Poor's
          (Net Asset Value)    (Load)      and Silver Index    500 Stock Index
          -----------------   ---------   ------------------  -----------------
06/29/1998     $10,000        $ 9,600        $10,000              $10,000
10/31/1998      10,760         10,330         10,541                9,738
10/31/1999      12,971         12,452          9,901               12,238
10/31/2000      10,081          9,678          6,379               12,983
10/31/2001      13,117         12,592          8,069                9,750
10/31/2002      20,584         19,761          9,556                8,277
10/31/2003      36,495         35,036         15,006                9,999
10/31/2004      37,236         35,747         15,987               10,940
04/30/2005      32,947         31,629         12,996               11,299



This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED APRIL 30, 2005

--------------------------------------------------------------------------------------
                                                                       Since Inception
                                                  1 Year 3 Year 5 Year    6/29/1998
--------------------------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value            6.29%  15.45% 25.67%     19.04%
Tocqueville Gold Fund--Load*                      6.29%  15.45% 25.67%     18.32%
Philadelphia Stock Exchange Gold and Silver Index 3.15%   5.65% 10.53%      3.91%
Standard & Poor's 500 Stock Index                 6.34%   4.24% -2.94%      1.80%
--------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                          Semi-Annual Report 9

The Tocqueville Genesis Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   The Tocqueville Genesis Fund, for the six-month period ending April 30, 2005, had a total return of .4%. Since the Fund's prospectus allows for activity in a variety of asset classes, it has been difficult to pick the proper benchmark against which to measure relative fund performance. We are currently using the Dow Jones Wilshire 5000 as the benchmark, which was up 3.49% during the same period.

   Through-out 2004 and 2005, our theme has remained that the market would be locked within a narrow trading range. This has proven to be the case, with a record number of weekly closes within a very small price band over the last 18 months. While we do not attempt to call the best day to invest, our preference for retaining high cash levels for accumulation during weak price periods has turned out to be prudent in this type of choppy environment. Although we have lagged some indices over this period, we have also taken on significantly less risk.

   We surmise that the current "lid" on price action is the result of a cumulative concern about the "Fed going too far" on rate increases, along with a host of other, lesser concerns that the media is only too happy to broadcast. Our work suggests that the Federal Reserve rate increases will pause, if not end entirely, by the time we get to the June meeting--or shortly thereafter. If this turns out to be the case, the Federal Funds rate would end somewhere south of 3.5%.

   With continued earnings growth, new channels for productivity gains, increased merger activity, historically low interest rates and a forward-looking P/E ratio in the mid-teens--not seen since the early 1990 period--it is our belief that the markets are poised to surprise to the upside, a scenario clearly not anticipated by the crowd given the very low sentiment readings in many surveys. This negative pall over expectations has been exacerbated by an extremely high level of negative press coverage on every topic with the potential to become a risk down the road. There seems to be a real drive to find the next downturn rather than entertaining the idea that the environment for investing may turn out to be more sanguine. Our work falls into the latter camp.

   For the moment, however, we prepare for yet another choppy summer period, where investors will be focused on likely headline issues ranging from high oil costs to interest rate concerns. Our research suggests opportunity will be available for those a) who are prepared to act and b) who remain focused on the proper, longer-term investment time horizon.

   Our concern continues to be that the focus of the press and the investing public has become far too short-term oriented. The growing practice of mid-quarter updates, for example, now has investors focused on even shorter periods of corporate activity. As long-term investors, we find it amusing that six weeks of corporate activity could have a major bearing on the long-term value of the company in question.

   We remain confident that higher interest rates are not going to cripple the economy. We anticipate that a faster growth rate in personal incomes, an improving jobs environment and a normal focus on conservation will offset higher oil costs. While the headlines will pound home the risks of inflation, the internal data do not support concerns that runaway costs will derail the continued economic expansion. After all, it was only a few months ago that the "China trades" were being unraveled for fear of a slowdown there--only to see GDP growth rate remain well above 9%. At some point, the investing public needs to recognize that jumping from one concern to another--only after the previous fear turns out to have been unwarranted--is an unproductive way to invest. We view all of these "conundrums" as opportunities for the patient investor focused on the long-term.

   The number of positions in our portfolio remains relatively high. Overall market conditions, while unfolding much as we expected, have still not provided any breakout trend direction. We believe this will change within the next two quarters. Further, while being defensive has clearly been the more prudent position for the first half of this decade, moving to a more growth-oriented stance for the last half of the decade is now warranted in the data. We anticipate using remaining periods of price weakness to put our last 8% of cash to work in building positions in attractively priced growth stocks. As a result, expect to see the technology weighting of the portfolio to increase a few more percentage points from the current 19% level.

   A consistent theme in our letters since inception has been the reality that the markets have struggled against a wide variety of near-term concerns. The more important element, however, has been that very few of these concerns have actually unfolded. This drives home the theme on which we have focused in these letters: periods of great opportunity are often masked in clouds of adversity. While there is no secret formula that will tell us all exactly when this improvement is about to occur, we are confident that our research will provide insight into the process. This is where opportunity meets preparation.

   In closing, I thank each of you again for the opportunity to serve your investment needs. Our journey continues and I recognize that the last 15 months have tried the patience of many with rising feelings of angst and frustration across the board. I remain confident that while the road has had more than a few bumps along the way, we have opportunity for growth ahead. As always, I believe this potential reward will only come to the patient, focused investor--one willing to act against the expectations of the crowd.

Respectfully,

/s/ Michael Williams

Michael Williams
Portfolio Manager

                             See Legend on Page 12

10  April 30, 2005

                         The Tocqueville Genesis Fund

                                    [CHART]

                 Genesis Fund        Genesis Fund         Wilshire
               (Net Asset Value)        (Load)           5000 Index
               -----------------     ------------    ------------------
  10/8/2003        $10,000              $9,500            $10,000
 10/31/2003          9,960               9,462             10,192
 10/31/2004         10,120               9,614             11,211
 04/30/2005         10,161               9,653             11,602




This chart assumes an initial gross investment of $10,000 made on 10/08/03 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more of less than their original cost.

The Dow Jones Wilshire 5000 (Full Cap) Index is an unmanaged index representing over 5,000 companies that are traded on various U.S. securities exchanges.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED APRIL 30, 2005

        ----------------------------------------------------------------
                                                         Since Inception
                                                  1 Year    10/8/2003
        ----------------------------------------------------------------
        Tocqueville Genesis Fund--Net Asset Value -0.39%      1.02%
        Tocqueville Genesis Fund--Load*           -5.40%     -2.26%
        Dow Jones Wilshire 5000 Index              6.99%      9.97%
        ----------------------------------------------------------------

                                                          Semi-Annual Report 11

Legend Related to Shareholder Letters

    Past performance does not guarantee future results. The investment returns and principal value will fluctuate and the investor's share, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of each Fund before investing. The prospectus contains this and other information about the Funds and you should read it carefully before investing.

    Each Fund's holdings are also subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any mentioned security. The securities mentioned in the articles are not representative of each Fund's entire portfolio.

    There are special risks associated with investing in small cap and mid cap stocks, including: small and mid cap companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and small and mid cap companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

    There are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate a Fund's assets; and political, social or economic instability in a foreign country in which a Fund invests may cause the value of the Fund's investments to decline.

    The Tocqueville Gold Fund is subject to special risks associated with investing in gold and other precious metals, including: the price of gold/precious metals may be subject to wide fluctuations; the market for gold/precious metals is relatively limited; the sources of gold/precious metals are concentrated in countries that have the potential for instability; and the market for gold/precious metals is unregulated. In addition, there are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate the Fund's assets; and political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

    The Tocqueville Genesis Fund has a sales charge (load) that is a percentage of the purchase, and that is levied at the time of purchase; such percentage varies with the amount of purchase in accordance with breakpoints. Please see the prospectus for information regarding the breakpoints and letters of intent that may affect the fees charged.

    This commentary is not an advertisement or solicitation to subscribe to The Tocqueville Trust, which may only be made by prospectus. This material must be preceded or accompanied by the Trust's prospectus.

    The Tocqueville Funds are distributed by Lepercq, de Neuflize/Tocqueville Securities L.P.

12  April 30, 2005

Expense Example--April 30, 2005

    As a shareholder of The Tocqueville Trust (the "Funds"), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2004-April 30, 2005).

Actual Expenses

    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Semi-Annual Report 13

                            Expense Example Tables

The Tocqueville Fund

                                                                           Expenses Paid
                                            Beginning         Ending       During Period*
                                          Account Value   Account Value  November 1, 2004 -
                                         November 1, 2004 April 30, 2005   April 30, 2005
                                         ---------------- -------------- ------------------
Actual                                      $1,000.00       $1,058.20          $6.69
Hypothetical (5% return before expenses)     1,000.00        1,018.30           6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Small Cap Value Fund

                                                                           Expenses Paid
                                            Beginning         Ending       During Period*
                                          Account Value   Account Value  November 1, 2004 -
                                         November 1, 2004 April 30, 2005   April 30, 2005
                                         ---------------- -------------- ------------------
Actual                                      $1,000.00       $  930.10          $6.51
Hypothetical (5% return before expenses)     1,000.00        1,018.05           6.80

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville International Value Fund

                                                                           Expenses Paid
                                            Beginning         Ending       During Period*
                                          Account Value   Account Value  November 1, 2004 -
                                         November 1, 2004 April 30, 2005   April 30, 2005
                                         ---------------- -------------- ------------------
Actual                                      $1,000.00       $1,089.40          $8.50
Hypothetical (5% return before expenses)     1,000.00        1,016.66           8.20

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Gold Fund

                                                                           Expenses Paid
                                            Beginning         Ending       During Period*
                                          Account Value   Account Value  November 1, 2004 -
                                         November 1, 2004 April 30, 2005   April 30, 2005
                                         ---------------- -------------- ------------------
Actual                                      $1,000.00       $  884.80          $7.34
Hypothetical (5% return before expenses)     1,000.00        1,017.01           7.85

* Expenses are equal to the Fund's annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Genesis Fund

                                                                           Expenses Paid
                                            Beginning         Ending       During Period*
                                          Account Value   Account Value  November 1, 2004 -
                                         November 1, 2004 April 30, 2005   April 30, 2005
                                         ---------------- -------------- ------------------
Actual                                      $1,000.00       $1,004.00          $9.69
Hypothetical (5% return before expenses)     1,000.00        1,015.12           9.74

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

14  April 30, 2005

                             The Tocqueville Fund

                             Financial Highlights

                                             Six Months
                                                Ended                  Years Ended October 31,
Per share operating performance               April 30,    -----------------------------------------------
(For a share outstanding throughout             2005         2004      2003      2002      2001      2000
the period)                                  -----------   --------  --------  -------   -------   -------
                                             (Unaudited)
Net asset value, beginning of period          $  20.43     $  17.99  $  13.42  $ 14.99   $ 18.77   $ 17.54
                                              --------     --------  --------  -------   -------   -------
Operations:
Net investment income (loss)                      0.11         0.05      0.02    (0.01)     0.05      0.05
Net realized and unrealized gain (loss) (1)       1.09         2.41      4.55    (1.28)    (1.83)     1.65
                                              --------     --------  --------  -------   -------   -------
Total from investment operations                  1.20         2.46      4.57    (1.29)    (1.78)     1.70
                                              --------     --------  --------  -------   -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.12)       (0.02)       --    (0.01)    (0.07)    (0.02)
Distributions from net realized gains            (0.82)          --        --    (0.27)    (1.93)    (0.45)
                                              --------     --------  --------  -------   -------   -------
Total dividends and distributions                (0.94)       (0.02)       --    (0.28)    (2.00)    (0.47)
                                              --------     --------  --------  -------   -------   -------
Change in net asset value for the period          0.26         2.44      4.57    (1.57)    (3.78)     1.23
                                              --------     --------  --------  -------   -------   -------
Net asset value, end of period                $  20.69     $  20.43  $  17.99  $ 13.42   $ 14.99   $ 18.77
                                              --------     --------  --------  -------   -------   -------
Total return                                       5.8%(2)     13.7%     34.1%    (8.9)%   (10.8)%     9.9%
Ratios/supplemental data
Net assets, end of period (000)               $157,364     $145,435  $149,497  $70,134   $51,089   $57,379
Ratio to average net assets:
  Expenses (3)                                    1.31%(4)     1.34%     1.40%    1.40%     1.40%     1.40%
  Net investment income (loss) (3)                1.01%(4)     0.25%     0.17%   (0.06)%    0.28%     0.28%
Portfolio turnover rate                             24%(2)       40%       32%      62%       50%       38%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.001, $0.001 and $0.00 per share for the six months ended April 30, 2005, and the years ended October 31, 2004 and 2003, respectively.
(2)Not annualized.
(3)Net of fees waived amounting to 0.00%, 0.00%, 0.07%, 0.01%, 0.06%, and 0.03%
   of average net assets for the period ended April 30, 2005, and the years ended October 31, 2004, 2003, 2002, 2001 and 2000, respectively.
(4)Annualized.

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 15

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights

                                            Six Months
                                               Ended                    Years Ended October 31,
Per share operating performance              April 30,     -----------------------------------------------
(For a share outstanding throughout            2005          2004      2003      2002      2001      2000
the period)                                 -----------    -------   -------   -------   -------   -------
                                            (Unaudited)
Net asset value, beginning of period          $ 16.11      $ 18.83   $ 12.18   $ 15.09   $ 17.51   $ 15.74
                                              -------      -------   -------   -------   -------   -------
Operations:
Net investment loss                             (0.06)       (0.11)    (0.08)    (0.08)    (0.10)    (0.12)
Net realized and unrealized gain (loss) (1)     (0.95)        0.21      6.73     (1.45)     1.00      4.29
                                              -------      -------   -------   -------   -------   -------
Total from investment operations                (1.01)        0.10      6.65     (1.53)     0.90      4.17
                                              -------      -------   -------   -------   -------   -------
Distributions to shareholders:
Distributions from net realized gains           (0.66)       (2.82)       --     (1.38)    (3.32)    (2.40)
                                              -------      -------   -------   -------   -------   -------
Total distributions                             (0.66)       (2.82)       --     (1.38)    (3.32)    (2.40)
                                              -------      -------   -------   -------   -------   -------
Change in net asset value for the period        (1.67)       (2.72)     6.65     (2.91)    (2.42)     1.77
                                              -------      -------   -------   -------   -------   -------
Net asset value, end of period                $ 14.44      $ 16.11   $ 18.83   $ 12.18   $ 15.09   $ 17.51
                                              -------      -------   -------   -------   -------   -------
Total return                                     (7.0)%(2)    (1.0)%    54.6%    (11.7)%     6.3%     28.6%
Ratios/supplemental data
Net assets, end of period (000)               $57,974      $75,005   $73,518   $50,879   $40,262   $30,827
Ratio to average net assets:
  Expenses                                       1.36%(3)     1.41%     1.36%     1.44%     1.52%     1.45%
  Net investment loss                           (0.62)%(3)   (0.61)%   (0.48)%   (0.62)%   (0.69)%   (0.63)%
Portfolio turnover rate                            10%(2)       19%       65%       25%       47%       87%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.01, $0.02 and $0.03 per share for the six months ended April 30, 2005, and the years ended October 31, 2004 and 2003 respectively.
(2)Not annualized.
(3)Annualized.

                    See Notes to the Financial Statements.

16  April 30, 2005

                   The Tocqueville International Value Fund

                             Financial Highlights


                                             Six Months
                                                Ended                  Years Ended October 31,
Per share operating performance               April 30,    ----------------------------------------------
(For a share outstanding throughout             2005         2004      2003      2002     2001      2000
the period)                                  -----------   --------  --------  -------  -------   -------
                                             (Unaudited)
Net asset value, beginning of period          $  13.10     $  10.90  $   7.27  $  7.24  $  8.50   $ 11.37
                                              --------     --------  --------  -------  -------   -------
Operations:
Net investment income                             0.03         0.09      0.06     0.01     0.10      0.11
Net realized and unrealized gain (loss) (1)       1.14         2.15      3.58     0.02    (1.33)    (1.71)
                                              --------     --------  --------  -------  -------   -------
Total from investment operations                  1.17         2.24      3.64     0.03    (1.23)    (1.60)
                                              --------     --------  --------  -------  -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.08)       (0.04)    (0.01)      --    (0.03)    (0.05)
Distributions from net realized gains               --           --        --       --       --     (1.22)
                                              --------     --------  --------  -------  -------   -------
Total dividends and distributions                (0.08)       (0.04)    (0.01)      --    (0.03)    (1.27)
                                              --------     --------  --------  -------  -------   -------
Change in net asset value for the period          1.09         2.20      3.63     0.03    (1.26)    (2.87)
                                              --------     --------  --------  -------  -------   -------
Net asset value, end of period                $  14.19     $  13.10  $  10.90  $  7.27  $  7.24   $  8.50
                                              --------     --------  --------  -------  -------   -------
Total return                                       8.9%(2)     20.6%     50.1%     0.4%   (14.5)%   (15.9)%
Ratios/supplemental data
Net assets, end of period (000)               $200,959     $196,424  $129,875  $78,951  $67,211   $85,098
Ratio to average net assets:
  Expenses                                        1.64%(3)     1.71%     1.77%    1.73%    1.77%     1.72%
  Net investment income                           0.42%(3)     0.85%     0.72%    0.16%    1.17%     1.06%
Portfolio turnover rate                             17%(2)       43%       55%      61%      54%       45%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.002, $0.01, $0.005 and $0.03 per share for the six months ended April 30, 2005, and the years ended October 31, 2004, 2003 and 2002, respectively.
(2)Not annualized.
(3)Annualized.

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 17

                           The Tocqueville Gold Fund

                             Financial Highlights


                                          Six Months
                                             Ended                    Years Ended October 31,
Per share operating performance            April 30,    -------------------------------------------------
(For a share outstanding throughout          2005          2004       2003       2002      2001     2000
the period)                              -----------    --------   --------   --------   -------  -------
                                          (Unaudited)
Net asset value, beginning of period      $  34.84      $  34.71   $  20.49   $  13.10   $ 10.03  $ 12.97
                                          --------      --------   --------   --------   -------  -------
Operations:
Net investment income (loss)                 (0.15)        (0.33)     (0.14)     (0.08)     0.01    (0.02)
Net realized and unrealized gain
  (loss) (1)(2)                              (3.74)         1.04      15.41       7.53      3.07    (2.92)
                                          --------      --------   --------   --------   -------  -------
Total from investment operations             (3.89)         0.71      15.27       7.45      3.08    (2.94)
                                          --------      --------   --------   --------   -------  -------
Dividends and distributions to
  shareholders:
Dividends from net investment income            --         (0.03)        --         --     (0.01)      --
Dividends from net realized gains            (1.36)        (0.55)     (1.05)     (0.06)       --       --
                                          --------      --------   --------   --------   -------  -------
Total distributions                          (1.36)        (0.58)     (1.05)     (0.06)    (0.01)      --
                                          --------      --------   --------   --------   -------  -------
Change in net asset value for the period     (5.25)         0.13      14.22       7.39      3.07    (2.94)
                                          --------      --------   --------   --------   -------  -------
Net asset value, end of period            $  29.59      $  34.84   $  34.71   $  20.49   $ 13.10  $ 10.03
                                          --------      --------   --------   --------   -------  -------
Total return                                 (11.5)%(3)      2.0%      77.3%      57.2%     30.8%   (22.7)%
Ratios/supplemental data
Net assets, end of period (000)           $454,247      $539,190   $433,554   $137,210   $25,057  $16,049
Ratios to average net assets:
  Expenses (4)                                1.57%(5)      1.58%      1.68%      1.68%     1.94%    1.96%
  Net investment income (loss) (4)           (0.91)%(5)    (1.11)%    (0.77)%    (0.61)%    0.09%   (0.21)%
Portfolio turnover rate                         13%(3)        24%        40%        72%       58%      31%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.02, $0.09, $0.05 and $0.09 per share for the six months ended April 30, 2005, and the years ended October 31, 2004, 2003 and 2002, respectively.
(2)As described in Note 3 to the financial statements, during the year ended October 31, 2004, the Fund incurred certain losses as a result of a trading error. The Investment Adviser reimbursed the Fund for the amount of the loss which had a per share impact of $0.004.
(3)Not Annualized.
(4)Net of fees waived amounting to 0.19% and 0.00% of average net assets for the years ended October 31, 2001 and 2000, respectively.
(5)Annualized.

                    See Notes to the Financial Statements.

18  April 30, 2005

                         The Tocqueville Genesis Fund

                             Financial Highlights

                                                                                         Period from
                                                Six Months Ended       Year Ended    October 8, 2003 (1)
Per share operating performance                  April 30, 2005     October 31, 2004 to October 31, 2003
(For a share outstanding throughout the period) ----------------    ---------------- -------------------
                                                  (Unaudited)
 Net asset value, beginning of period               $ 10.12             $  9.96            $ 10.00
                                                    -------             -------            -------
 Operations:
 Net investment loss                                  (0.04)              (0.09)                --
 Net realized and unrealized gain (loss) (2)           0.08                0.25              (0.04)
                                                    -------             -------            -------
 Total from investment operations                      0.04                0.16              (0.04)
                                                    -------             -------            -------
 Dividends and distributions to shareholders:
 Dividends from net investment income                    --                  --                 --
 Dividends from net investment income                    --                  --                 --
                                                    -------             -------            -------
 Total distributions                                     --                  --                 --
                                                    -------             -------            -------
 Change in net asset value for the period              0.04                0.16              (0.04)
                                                    -------             -------            -------
 Net asset value, end of period                     $ 10.16             $ 10.12            $  9.96
                                                    -------             -------            -------
 Total return                                           0.4%(3),(4)         1.6%(4)           (0.4)%(3),(4)
 Ratios/supplemental data
 Net assets, end of period (000)                    $26,950             $28,964            $19,610
 Ratios to average net assets:
   Expenses (5)                                        1.95%(6)            1.95%              1.95%(6)
   Net investment loss (5)                            (0.64)%(6)          (0.86)%            (1.03)%(6)
 Portfolio turnover rate                                144%(3)             270%                 1%

--------
(1)Commencement of operations.
(2)Net realized and unrealized gain (loss) per share includes redemption fees of $0.001, $0.002 and $0.00 per share for the periods ended April 30, 2005, October 31, 2004 and 2003, respectively.
(3)Not annualized.
(4)The total return calculation does not reflect the maximum sales charge of 5.00%.
(5)Net of fees waived amounting to 0.16%, 0.33% and 1.39% of average net assets for the periods ended April 30, 2005, October 31, 2004 and 2003, respectively.
(6)Annualized.

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 19

                             The Tocqueville Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

            Common Stocks--96.4%               Shares     Value
            -------------------------------------------------------
            Aerospace & Defense--4.2%
            Boeing Co.                          50,000 $  2,976,000
            Honeywell International, Inc.      100,000    3,576,000
            -------------------------------------------------------
                                                          6,552,000
            -------------------------------------------------------
            Airlines--1.4%
            Southwest Airlines Co.             150,000    2,232,000
            -------------------------------------------------------
            Capital Markets--1.8%
            The Bank of New York Co., Inc.     100,000    2,794,000
            -------------------------------------------------------
            Chemicals--4.1%
            EI Du Pont de Nemours & Co.        100,000    4,711,000
            Olin Corp.                         100,000    1,774,000
            -------------------------------------------------------
                                                          6,485,000
            -------------------------------------------------------
            Commercial Banks--2.7%
            Mitsubishi Tokyo Financial Group,
              Inc. ADR (b)                     500,000    4,325,000
            -------------------------------------------------------
            Commercial Services & Supplies--3.8%
            Avery Dennison Corp.                30,000    1,570,500
            DeVry, Inc. (a)                     75,000    1,710,000
            Steelcase, Inc.                    200,000    2,628,000
            -------------------------------------------------------
                                                          5,908,500
            -------------------------------------------------------
            Communications Equipment--3.7%
            Cisco Systems, Inc. (a)            203,200    3,511,296
            Tellabs, Inc. (a)                  300,000    2,328,000
            -------------------------------------------------------
                                                          5,839,296
            -------------------------------------------------------
            Computers & Peripherals--1.0%
            International Business Machines
              Corp.                             20,000    1,527,600
            -------------------------------------------------------
            Construction Materials--1.1%
            Cemex S.A. de C.V. ADR (b)          50,000    1,800,000
            -------------------------------------------------------
            Containers & Packaging--1.3%
            Sonoco Products Co.                 75,000    2,031,750
            -------------------------------------------------------
            Electric Utilities--5.2%
            FPL Group, Inc.                     60,000    2,449,200
            Korea Electric Power Corp. ADR (b) 100,000    1,480,000
            TXU Corp.                           50,000    4,289,500
            -------------------------------------------------------
                                                          8,218,700
            -------------------------------------------------------
            Electrical Appliances, Television And Radio Sets--1.3%
            Samsung Electronics Co., Ltd.
              GDR (b)                            9,300    2,107,913
            -------------------------------------------------------
            Electronic Equipment & Instruments--1.1%
            Symbol Technologies, Inc.          125,000    1,671,250
            -------------------------------------------------------
            Energy Equipment & Services--3.4%
            GlobalSantaFe Corp. (b)            100,000    3,360,000
            Schlumberger Ltd. (b)               30,000    2,052,300
            -------------------------------------------------------
                                                          5,412,300
            -------------------------------------------------------

            Common Stocks (continued)           Shares     Value
            --------------------------------------------------------
            Food & Staples Retailing--2.1%
            Wal-Mart Stores, Inc.                70,000 $  3,299,800
            --------------------------------------------------------
            Food Products--2.4%
            Nutreco Holding NV (a)(b)            50,000    1,572,210
            Sara Lee Corp.                      100,000    2,139,000
            --------------------------------------------------------
                                                           3,711,210
            --------------------------------------------------------
            Gaming--1.4%
            Scientific Games Corp.--Class A (a) 100,000    2,147,000
            --------------------------------------------------------
            Health Care Equipment & Supplies--0.8%
            Thoratec Corp. (a)                  100,000    1,295,000
            --------------------------------------------------------
            Health Care Providers & Services--0.7%
            Priority Healthcare Corp. (a)        50,000    1,139,000
            --------------------------------------------------------
            Insurance--8.5%
            American International Group, Inc.   50,000    2,542,500
            IPC Holdings Ltd. (b)                75,000    2,822,250
            The Allstate Corp.                   50,000    2,808,000
            Unitrin, Inc.                        50,000    2,275,000
            Zenith National Insurance Corp.      50,000    2,875,500
            --------------------------------------------------------
                                                          13,323,250
            --------------------------------------------------------
            Leisure Equipment & Products--1.2%
            Mattel, Inc.                        100,000    1,805,000
            --------------------------------------------------------
            Machinery--4.5%
            AGCO Corp. (a)                      100,000    1,720,000
            Manitowoc Co.                        75,000    3,000,000
            Parker Hannifin Corp.                40,000    2,397,600
            --------------------------------------------------------
                                                           7,117,600
            --------------------------------------------------------
            Media--3.9%
            Dow Jones & Company, Inc.            75,000    2,508,000
            Tokyo Broadcasting System, Inc. (b) 100,000    1,899,766
            Viacom Inc.--Class B                 50,000    1,731,000
            --------------------------------------------------------
                                                           6,138,766
            --------------------------------------------------------
            Metals & Mining--12.7%
            Alcan, Inc. (b)                      40,000    1,296,800
            Alcoa, Inc.                         100,000    2,902,000
            Cleveland-Cliffs, Inc.               30,000    1,740,300
            Inco Ltd. (b)                       100,000    3,574,000
            Newmont Mining Corp.                100,000    3,797,000
            Phelps Dodge Corp.                   40,000    3,434,000
            Teck Cominco Ltd. (b)               100,000    3,239,000
            --------------------------------------------------------
                                                          19,983,100
            --------------------------------------------------------
            Office Electronics--0.8%
            Xerox Corp. (a)                     100,000    1,325,000
            --------------------------------------------------------


                    See Notes to the Financial Statements.

20  April 30, 2005

                             The Tocqueville Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

                                            Shares or
                                            Principal
            Common Stocks (continued)        Amount       Value
            -------------------------------------------------------
            Oil & Gas--5.0%
            Devon Energy Corp.                  75,000 $  3,387,750
            Murphy Oil Corp.                    50,000    4,454,500
            -------------------------------------------------------
                                                          7,842,250
            -------------------------------------------------------
            Paper & Forest Products--3.3%
            International Paper Company         50,000    1,714,500
            Weyerhaeuser Co.                    50,000    3,430,500
            -------------------------------------------------------
                                                          5,145,000
            -------------------------------------------------------
            Pharmaceuticals--5.8%
            Merck & Co., Inc.                  150,000    5,085,000
            Pfizer, Inc.                       150,000    4,075,500
            -------------------------------------------------------
                                                          9,160,500
            -------------------------------------------------------
            Prepackaged Software--1.0%
            Bio-key International, Inc. (a)    468,000      547,560
            Indus International, Inc. (a)      500,000    1,085,000
            -------------------------------------------------------
                                                          1,632,560
            -------------------------------------------------------
            Semiconductor & Semiconductor Equipment--2.5%
            Intel Corp.                        100,000    2,352,000
            Ultratech, Inc. (a)                100,000    1,592,000
            -------------------------------------------------------
                                                          3,944,000
            -------------------------------------------------------
            Software--3.2%
            Microsoft Corp.                    200,000    5,060,000
            -------------------------------------------------------
            Water Supply--0.5%
            Purecycle Corp. (a)                100,000      779,000
            -------------------------------------------------------
            Total Common Stocks (Cost $123,021,537)     151,753,345
            -------------------------------------------------------
            Preferred Stocks--0.6%
            Biotechnology--0.6%
            Zymequest Inc. (a)(c)(e)(f)        400,000      960,000
            -------------------------------------------------------
            Total Preferred Stocks (Cost $960,000)          960,000
            -------------------------------------------------------
            Warrants--0.0%
            Bio-key Warrants, $1.35 strike
              price, expires 4/14/09 (a)(e)    262,500           --
            Bio-key Warrants, $1.55 strike
              price, expires 9/29/29 (a)(e)    111,111           --
            -------------------------------------------------------
            Total Warrants (Cost $0)                             --
            -------------------------------------------------------
            U.S. Government Bonds--3.2%
            Federal Home Loan Bank,
              3.00% due 08/24/2007 (d)      $1,000,000      994,158
            Freddie Mac,
              3.90% due 08/27/2009 (d)       2,000,000    1,996,796
            Freddie Mac,
              3.70% due 08/25/2009 (d)       2,000,000    1,997,124
            -------------------------------------------------------
            Total U.S. Government Bonds
              (Cost $5,025,055)                           4,988,078
            -------------------------------------------------------

                                              Principal
           Convertible Bonds--0.3%             Amount        Value
           -----------------------------------------------------------
           Bio-key International
             11.00% due 09/29/2007 (e)        $  453,125 $    453,125
           -----------------------------------------------------------
           Total Convertible Bonds (Cost $453,125)            453,125
           -----------------------------------------------------------
           Short-Term Investments--1.6%
           Repurchase Agreement with
             U.S. Bank, N.A., 2.50%,
             dated 4/29/05, due 5/2/05,
             collateralized by a Freddie Mac
             15-year Fixed (Pool# 1741)
             valued at $4,104,078.
             Repurchase proceeds of
             $2,537,521 (cost $2,537,000)      2,537,000    2,537,000
           -----------------------------------------------------------
           Total Short-Term Investments
             (Cost $2,537,000)                              2,537,000
           -----------------------------------------------------------
           Total Investments
             (Cost $131,996,717)--102.1%                  160,691,548
           Liabilities in Excess of Other Assets--(2.1)%   (3,327,226)
           -----------------------------------------------------------
           Total Net Assets--100.0%                      $157,364,322
                                                         ------------

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
GDR Global Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security. Foreign concentration was as follows: Bermuda 1.8%; Canada 5.2%; Japan 4.0 %; Mexico 1.1%; Netherlands 1.0%; South Korea 2.3%.
(c)Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2005 was $960,000 which represented 0.6% of net assets.
(d)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)Fair valued security; see Note 2a. The aggregate value of fair valued securities at April 30, 2005 was $1,413,125 which represents 0.9% of net assets.
(f)Security is considered illiquid and may be difficult to sell.


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 21

                     The Tocqueville Small Cap Value Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

             Common Stocks--100.1%             Shares     Value
             -----------------------------------------------------
             Chemicals--8.0%
             Hercules, Inc. (a)                210,000 $ 2,778,300
             A. Schulman, Inc.                 110,000   1,837,000
             -----------------------------------------------------
                                                         4,615,300
             -----------------------------------------------------
             Commercial Services & Supplies--2.2%
             ABM Industries, Inc.               70,000   1,271,900
             -----------------------------------------------------
             Communications Equipment--12.1%
             3Com Corp. (a)                    450,000   1,417,500
             Powerwave Technologies, Inc. (a)  430,000   3,104,600
             Westell Technologies, Inc. (a)    480,000   2,486,400
             -----------------------------------------------------
                                                         7,008,500
             -----------------------------------------------------
             Computers & Peripherals--3.1%
             UNOVA, Inc. (a)                   100,000   1,776,000
             -----------------------------------------------------
             Electrical Equipment--13.1%
             Baldor Electric Co.               100,000   2,490,000
             Magnetek, Inc. (a)                500,000   1,810,000
             Vicor Corp.                       279,800   3,301,640
             -----------------------------------------------------
                                                         7,601,640
             -----------------------------------------------------
             Electronic Equipment & Instruments--4.3%
             Avnet, Inc. (a)                    80,000   1,511,200
             Plexus Corp. (a)                   80,000     968,800
             -----------------------------------------------------
                                                         2,480,000
             -----------------------------------------------------
             Energy Equipment & Services--8.9%
             Global Industries Ltd. (a)        380,000   3,663,200
             Input/Output, Inc. (a)            250,000   1,510,000
             -----------------------------------------------------
                                                         5,173,200
             -----------------------------------------------------
             Food Products--8.3%
             Corn Products International, Inc.  30,000     660,600
             Del Monte Foods Co. (a)           400,000   4,172,000
             -----------------------------------------------------
                                                         4,832,600
             -----------------------------------------------------
             Health Care Providers & Services--4.3%
             Priority Healthcare Corp. (a)     110,000   2,505,800
             -----------------------------------------------------
             Hotels Restaurants & Leisure--1.8%
             Bob Evans Farms, Inc.              50,000   1,020,000
             -----------------------------------------------------
             IT Services--5.5%
             Computer Horizons Corp. (a)       200,000     602,000
             Keane, Inc. (a)                   100,000   1,190,000
             Unisys Corp. (a)                  220,000   1,427,800
             -----------------------------------------------------
                                                         3,219,800
             -----------------------------------------------------
             Machinery--8.9%
             Barnes Group, Inc.                 40,000   1,150,000
             Federal Signal Corp.               90,000   1,262,700
             Timken Co.                        110,000   2,732,400
             -----------------------------------------------------
                                                         5,145,100
             -----------------------------------------------------

             Common Stocks (continued)            Shares      Value
             ----------------------------------------------------------
             Pharmaceuticals--10.7%
             Bentley Pharmaceuticals, Inc. (a)     60,000  $   408,000
             Perrigo Co.                          100,000    1,832,000
             Schering-Plough Corp.                190,000    3,965,300
             ----------------------------------------------------------
                                                             6,205,300
             ----------------------------------------------------------
             Software--8.9%
             Agile Software Corp. (a)             270,000    1,773,900
             Informatica Corp. (a)                370,000    2,860,100
             Intervoice, Inc. (a)                  50,000      536,250
             ----------------------------------------------------------
                                                             5,170,250
             ----------------------------------------------------------
             Total Common Stocks (Cost $51,461,914)         58,025,390
             ----------------------------------------------------------
             Total Investments
               (Cost $51,461,914)--100.1%                   58,025,390
             Liabilities in Excess of Other Assets--(0.1)%     (50,949)
             ----------------------------------------------------------
             Total Net Assets--100.0%                      $57,974,441
                                                           -----------

Percentages are stated as a percent of net assets.
(a)Non-income producing security.


                    See Notes to the Financial Statements.

22  April 30, 2005

                   The Tocqueville International Value Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

             Common Stocks--88.3%           Shares       Value
             -----------------------------------------------------
             Austria--1.3%
             Andritz AG                        30,100 $  2,516,821
             -----------------------------------------------------
             Belgium--4.2%
             Cumerio (a)                       53,700      724,751
             Solvay SA                         27,300    3,094,410
             Umicore                           53,700    4,622,103
             -----------------------------------------------------
                                                         8,441,264
             -----------------------------------------------------
             Brazil--1.4%
             Empresa Brasileira de
               Aeronautica SA ADR              97,124    2,801,056
             -----------------------------------------------------
             Canada--1.4%
             Alcan, Inc.                       85,208    2,760,591
             -----------------------------------------------------
             Finland--6.4%
             Huhtamaki Oyj                    260,000    4,067,675
             Metso Oyj                        294,000    5,295,593
             UPM-Kymmene Oyj                  176,700    3,503,309
             -----------------------------------------------------
                                                        12,866,577
             -----------------------------------------------------
             France--6.6%
             Pinguely-Haulotte                500,000    5,371,502
             Sanofi-Aventis                    65,000    5,720,168
             Veolia Environnement              60,000    2,251,013
             -----------------------------------------------------
                                                        13,342,683
             -----------------------------------------------------
             Germany--1.8%
             Jenoptik Ag (a)                  338,433    3,657,558
             -----------------------------------------------------
             Greece--2.2%
             Titan Cement Co. SA              140,000    4,427,404
             -----------------------------------------------------
             Hong Kong--2.2%
             Global Bio-chem Technology
               Company Ltd.                 3,500,000    2,289,841
             Gold Peak Industries Holding
               Ltd.                        10,382,000    2,210,835
             -----------------------------------------------------
                                                         4,500,676
             -----------------------------------------------------
             Indonesia--2.1%
             Kawasan Industri Jababeka
               Tbk PT (a)                 157,399,300    1,892,412
             Tempo Scan Pacific Tbk PT      3,438,000    2,390,246
             -----------------------------------------------------
                                                         4,282,658
             -----------------------------------------------------
             Italy--3.0%
             Interpump SpA                    648,500    4,004,889
             Sogefi SpA                       409,500    2,036,304
             -----------------------------------------------------
                                                         6,041,193
             -----------------------------------------------------

           Common Stocks (continued)           Shares      Value
           ---------------------------------------------------------
           Japan--19.5%
           Aderans Company Ltd.                 173,000 $  4,157,742
           Amano Corp.                          375,000    4,112,823
           Dai Nippon Printing Co. Ltd.         190,000    3,051,452
           Kao Corp.                            145,000    3,353,440
           Matsushita Electric Industrial Co.
             Ltd. ADR                           250,000    3,662,500
           Mitsubishi Tokyo Financial Group,
             Inc. ADR                           422,000    3,650,300
           Nissin Healthcare Food Service
             Co., Ltd.                           50,200      845,005
           Omron Corp.                          120,000    2,626,484
           Secom Co., Ltd.                      122,000    4,886,748
           Tokyo Broadcasting System, Inc.      250,000    4,749,416
           Tsubakimoto Chain Co.                893,000    4,019,799
           ---------------------------------------------------------
                                                          39,115,709
           ---------------------------------------------------------
           Malaysia--1.2%
           KLCC Property Holdings Berhad      4,700,000    2,510,790
           ---------------------------------------------------------
           Mexico--2.2%
           Cemex S.A. de C.V. ADR               120,516    4,338,576
           ---------------------------------------------------------
           Netherlands--11.7%
           Akzo Nobel NV                        130,000    5,302,026
           Boskalis Westminster                 113,180    4,122,388
           CSM NV                               161,000    4,702,091
           Nutreco Holding NV (a)               158,000    4,968,183
           Unilever NV ADR                       67,000    4,316,810
           ---------------------------------------------------------
                                                          23,411,498
           ---------------------------------------------------------
           Singapore--3.7%
           CIH Ltd.                           3,087,792    4,977,269
           GP Batteries International Ltd.    2,061,000    2,416,119
           ---------------------------------------------------------
                                                           7,393,388
           ---------------------------------------------------------
           South Africa--2.9%
           Gold Fields Ltd. ADR                 277,000    2,756,150
           Sappi Ltd. ADR                       300,000    2,994,000
           ---------------------------------------------------------
                                                           5,750,150
           ---------------------------------------------------------
           South Korea--5.3%
           Doosan (a)                           275,890    2,895,356
           Korea Electric Power Corp. ADR       110,000    1,628,000
           Samsung Electronics Co., Ltd.         14,000    4,189,807
           Samsung SDI Co., Ltd.                 20,000    1,956,314
           ---------------------------------------------------------
                                                          10,669,477
           ---------------------------------------------------------
           Sweden--1.8%
           Assa Abloy AB                        280,000    3,606,833
           ---------------------------------------------------------
           Switzerland--2.4%
           Lonza Group AG                        80,000    4,795,248
           ---------------------------------------------------------


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 23

                   The Tocqueville International Value Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

                                              Shares or
                                              Principal
          Common Stocks (continued)            Amount       Value
          -----------------------------------------------------------
          Taiwan--2.6%
          Merrill Taiwan Secom Co., Ltd. (a)   3,400,000 $  5,274,420
          -----------------------------------------------------------
          United Kingdom--5.5%
          BAE Systems Plc                        416,881    2,029,735
          Bodycote International               1,371,250    4,093,479
          GlaxoSmithKline Plc ADR                 97,100    4,908,405
          -----------------------------------------------------------
                                                           11,031,619
          -----------------------------------------------------------
          United States--1.6%
          Freeport-McMoRan
            Copper & Gold, Inc.                   93,200    3,230,312
          -----------------------------------------------------------
          Total Common Stocks
            (Cost $149,710,418)                           186,766,501
          -----------------------------------------------------------
          Short-Term Investments--5.2%
          Variable Rate Demand Deposits--5.2%
          JP Morgan Chase Demand
            Deposits                         $10,534,513   10,534,513
          -----------------------------------------------------------
          Total Short-Term Investments
            (Cost $10,534,513)                             10,534,513
          -----------------------------------------------------------
          Total Investments
            (Cost $160,244,931)--98.2%                    197,301,014
          Other Assets in Excess of Liabilities--1.8%       3,658,392
          -----------------------------------------------------------
          Total Net Assets--100.0%                       $200,959,406
                                                         ------------

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)Non-income producing security.


                    See Notes to the Financial Statements.

24  April 30, 2005

                           The Tocqueville Gold Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

          Common Stocks--84.8%                   Shares      Value
          -----------------------------------------------------------
          Gold & Gold Related--71.9%
          Agnico-Eagle Mines Ltd. (b)             449,000 $ 5,904,350
          Anatolia Minerals Development (a)       350,000     328,221
          Apollo Gold Corp. (a)(b)                990,000     393,388
          Aquiline Resources, Inc. (a)(b)       1,333,333   1,239,768
          Aurizon Mines Ltd. (a)(b)               600,000     677,104
          Banro Corporation (a)(b)                631,400   2,508,941
          Barrick Gold Corporation (b)            200,000   4,464,000
          Centerra Gold, Inc. (a)(b)              379,300   5,727,331
          Chesapeake Gold Corp. (a)(b)            339,000   1,805,054
          Cia de Minas Buenaventura SA
            ADR (b)                               695,800  14,855,330
          Crystallex International Corp. (a)(b) 4,116,800  15,232,160
          Dominion Mining Ltd. (a)(b)           1,428,571     323,433
          Eldorado Gold Corp. (a)(b)            1,290,000   3,075,578
          FNX Mining Co, Inc. (a)(b)              300,000   2,048,001
          Gabriel Resources Ltd. (a)(b)           250,000     298,021
          Gammon Lake Resources,
            Inc. (a)(b)                         1,699,000  10,275,284
          Glamis Gold Ltd. (a)(b)                 460,000   6,320,400
          Gold Fields Ltd. ADR (b)              2,070,500  20,601,475
          Gold Fields Ltd. (b)                    166,249   1,665,220
          Goldcorp, Inc. (b)                    1,932,850  25,011,079
          Golden Star Resources Ltd. (a)          800,000   1,880,000
          Guinor Gold Corp. (a)(b)              4,246,000   3,509,370
          Guinor Gold Corp. (a)(b)(c)(d)        7,700,000   6,237,770
          Harmony Gold Mining Co., Ltd. (b)       106,667     679,586
          Harmony Gold Mining Co., Ltd.
            ADR (b)                             1,532,300   9,607,521
          Iamgold Corp. (b)                     2,730,000  16,662,481
          Ivanhoe Mines Ltd. (a)(b)             4,001,000  27,567,885
          Kingsgate Consolidated Ltd. (b)         991,316   1,749,063
          Kinross Gold Corp. (a)(b)               990,000   5,296,500
          Kirkland Lake Gold, Inc. (b)            327,400   1,105,817
          Lihir Gold Ltd. (a)(b)                3,500,000   2,759,778
          Meridian Gold, Inc. (a)(b)              650,531   9,919,661
          Miramar Mining Corp. (a)(b)           3,556,306   3,165,112
          Nevsun Resources Ltd. (a)(b)          2,429,250   4,691,312
          Newcrest Mining Ltd. (b)              1,001,712  11,581,977
          Newmont Mining Corp.                    708,800  26,913,136
          Orezone Resources, Inc. (a)(b)        1,063,700   1,225,753
          Oxiana Ltd. (a)(b)                    5,000,000   3,396,050
          Peter Hambro Mining Plc (a)(b)          540,000   5,974,249
          Placer Dome, Inc. - ChessUT (b)          70,000     924,116
          Placer Dome, Inc. (b)                 1,499,245  20,029,913
          Radius Gold, Inc. (a)(b)              1,329,544   1,373,605
          Randgold Resources Ltd.
            ADR (a)(b)                          1,449,200  17,223,742
          Riddarhyttan Resources AB (a)(b)        900,000   1,020,723
          River Gold Mines Ltd. (a)(b)            565,000     449,019
          Royal Gold, Inc.                        100,000   1,884,000
          Sino Gold Ltd. (a)(b)                 2,000,000   2,498,243

           Common Stocks--84.8%                  Shares      Value
           -----------------------------------------------------------
           SouthernEra Diamonds,
             Inc. (a)(b)                          375,000 $    120,699
           St. Jude Resources Ltd. (a)(b)       1,500,000    2,181,515
           Strongbow Exploration,
             Inc. (a)(b)                        1,800,000      357,625
           Sunridge Gold Corp. (a)(b)             500,000      278,153
           Tanami Gold NL (a)(b)                7,500,072      614,808
           Troy Resources NL (b)                1,463,000    2,912,522
           Wolfden Resources, Inc. (a)(b)       1,325,000    3,211,675
           Yamana Gold, Inc. (a)(b)             2,333,333    6,805,477
           Zijin Mining Group Co., Ltd. (b)    20,000,000    4,258,977
           -----------------------------------------------------------
                                                           332,821,971
           -----------------------------------------------------------
           Precious Metals & Related--12.9%
           Aber Diamond Corp. (b)                 100,000    2,545,000
           Apex Silver Mines Ltd. (a)(b)          817,800   10,729,536
           Cameco Corp. (b)                       547,500   21,286,800
           Impala Platinum Holdings Ltd. (b)       80,000    6,633,826
           Impala Platinum Holdings Ltd.
             ADR (b)                              225,000    4,670,550
           Ivanhoe Nickel & Platinum
             Ltd. (a)(b)(c)(d)(e)                  83,333      249,999
           GMK Norilsk Nickel ADR (b)              20,000    1,120,000
           Mvelaphanda Resources
             Ltd. (a)(b)                          350,000      761,494
           Peru Copper, Inc. (a)(b)               910,000    1,135,421
           Sabina Resources Ltd. (a)(b)           900,000      561,472
           Southern African Resources
             Plc (a)(b)                        15,000,000    6,151,645
           Stornoway Diamond Corp. (a)(b)       1,950,000    2,107,605
           Trade Wind Ventures, Inc. (a)(b)     1,100,000      576,969
           -----------------------------------------------------------
                                                            58,530,317
           -----------------------------------------------------------
           Total Common Stocks (Cost $332,534,606)         391,352,288
           -----------------------------------------------------------
           Gold & Silver Bullion--10.3%          Ounces
                                               ----------
           Gold Bullion (a)                        77,000   33,579,700
           Silver Bullion (a)                   1,900,000   13,110,000
           -----------------------------------------------------------
                                                            46,689,700
           -----------------------------------------------------------
           Total Gold & Silver Bullion (Cost $44,201,950)   46,689,700
           -----------------------------------------------------------
           Warrants--2.2%                        Shares
                                               ----------
           Metals and Mining--0.0%
           Anatolia Mineral Development
             Ltd. (a)(d)                          175,000           --
           -----------------------------------------------------------
           Gold & Gold Related--2.1%
           Aquiline Resource Inc. (a)(b)(d)       666,667           --
           Nevsun Resources Ltd. (a)(b)(d)        202,125           --
           Northern Orion Resources,
             Inc. (a)(b)                        1,005,000      902,527
           Novagold Resources, Inc. (a)(b)         75,000      281,928
           Yamana Gold, Inc. (a)(b)             1,166,666    2,104,691
           -----------------------------------------------------------
                                                             3,289,146
           -----------------------------------------------------------


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 25

                           The Tocqueville Gold Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

                                              Shares or
                                              Principal
            Warrants--2.2%                     Amount       Value
            ---------------------------------------------------------
            Precious Metals & Related--0.1%
            PAN American Silver Corp. (a)(b)      61,536 $    333,281
            Peru Copper, Inc. (a)(b)             455,000       83,168
            Trade Wind Ventures,
              Inc. (a)(b)(d)                   1,100,000           --
            ---------------------------------------------------------
                                                              416,449
            ---------------------------------------------------------
            Total Warrants (Cost $86,900)                   3,705,595
            ---------------------------------------------------------
            Corporate Bond--0.7%
            Gold and Gold Related--0.7%
            Crystallex Intl. Corp.,
              9.375%, due 12/30/2011 (b)      $4,100,000    3,423,500
            ---------------------------------------------------------
            Total Corporate Bond (Cost $4,100,000)          3,423,500
            ---------------------------------------------------------
            Convertible Bond--0.6%
            Gold and Gold Related--0.6%
            Sino Gold Ltd.
              5.75%, due 03/17/2012           $3,000,000    2,711,250
            ---------------------------------------------------------
            Total Convertible Bond (Cost $3,000,000)        2,711,250
            ---------------------------------------------------------
            Exchange Traded Fund--1.3%
            Gold and Gold Related--1.3%
            streetTRACKS Gold Trust (a)          135,000    5,852,250
            ---------------------------------------------------------
            Total Exchange Traded Fund (Cost $6,066,144)    5,852,250
            ---------------------------------------------------------
            Total Investments
              (Cost $389,989,600)--99.9%                  453,734,583
            Other Assets in Excess of Liabilities--0.1%       512,423
            ---------------------------------------------------------
            Total Net Assets--100.0%                     $454,247,006
                                                         ------------

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security. Foreign concentration was as follows: Australia 5.7%; United Kingdom 2.7%; Canada 47.2%; Cayman Islands 2.4%; China 0.9%; Channel Islands 3.8%; Papua New Guinea 0.6% Peru 3.3%; Russia 0.3%; South Africa 9.8%; Sweden 0.2%.
(c)Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2005 was $6,487,769 which represented 1.4% of net assets.
(d)Fair valued security; see Note 2a. The aggregate value of fair valued securities at April 30, 2005 was $6,487,769 which represented 1.4% of net assets.
(e)Security is considered illiquid and may be difficult to sell.


                    See Notes to the Financial Statements.

26  April 30, 2005

                         The Tocqueville Genesis Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

           Common Stocks--79.3%                   Shares     Value
           ----------------------------------------------------------
           Air Freight & Logistics--1.3%
           FedEx Corp.                              4,000 $   339,800
           ----------------------------------------------------------
           Biological Products, Except Diagnostic
             Substances--0.3%
           Neurobiological Technologies, Inc. (a)  25,000      74,750
           ----------------------------------------------------------
           Biotechnology--1.0%
           China Green Holdings Ltd. (b)          402,000      79,417
           Global Bio-chem Technololgy Group
             Co., Ltd. (b)                        150,000      98,136
           Protein Design Labs, Inc. (a)            5,000      89,400
           ----------------------------------------------------------
                                                              266,953
           ----------------------------------------------------------
           Building Products--0.7%
           Assa Abloy AB (b)                       15,000     193,223
           ----------------------------------------------------------
           Capital Markets--0.9%
           The Charles Schwab Corp.                13,000     134,550
           TradeStation Group, Inc. (a)            15,000      96,750
           ----------------------------------------------------------
                                                              231,300
           ----------------------------------------------------------
           Chemicals--2.3%
           Airgas, Inc.                            10,000     219,200
           EI Du Pont de Nemours & Co.              7,000     329,770
           Terra Industries Inc. (a)               12,000      82,800
           ----------------------------------------------------------
                                                              631,770
           ----------------------------------------------------------
           Commercial Banks--1.0%
           Marshall & Ilsley Corp.                   6000     255,840
           ----------------------------------------------------------
           Commercial Services & Supplies--4.7%
           Avery Dennison Corp.                     8,000     418,800
           Deluxe Corp.                             6,000     239,580
           DeVry, Inc. (a)                          5,000     114,000
           Jenoptik AG (a)(b)                      40,000     432,294
           Pfsweb Inc. (a)                         25,000      51,250
           ----------------------------------------------------------
                                                            1,255,924
           ----------------------------------------------------------
           Communications Equipment--2.5%
           Andrew Corp. (a)                        18,000     220,860
           EFJ, Inc. (a)                           13,000     103,350
           Nokia OYJ ADR (b)                       12,000     191,760
           Plantronics, Inc.                         5000     157,450
           ----------------------------------------------------------
                                                              673,420
           ----------------------------------------------------------
           Computers & Peripherals--2.5%
           Dell Inc. (a)                            4,000     139,320
           EMC Corp. (a)                           20,000     262,400
           International Business Machines
             Corp.                                  3,500     267,330
           ----------------------------------------------------------
                                                              669,050
           ----------------------------------------------------------
           Construction Materials--0.7%
           Cemex S.A. de C.V. ADR (b)               5,000     180,000
           ----------------------------------------------------------

            Common Stocks (continued)           Shares     Value
            -------------------------------------------------------
            Containers & Packaging--0.6%
            Longview Fibre Co.                    8,500 $   157,080
            -------------------------------------------------------
            Copper Ores--0.2%
            Ivanhoe Mines Ltd. (a)(b)             8,000      55,122
            -------------------------------------------------------
            Diversified Financial Services--0.7%
            Citigroup Inc.                        4,000     187,840
            -------------------------------------------------------
            Electric Utilities--2.7%
            Korea Electric Power Corp. ADR (b)   20,400     301,920
            Scottish Power Plc ADR (b)            6,000     194,700
            Unisource Energy Corp.                7,000     218,750
            -------------------------------------------------------
                                                            715,370
            -------------------------------------------------------
            Electronic Equipment & Instruments--1.5%
            NU Horizons Electronics Corp. (a)    28,000     170,520
            Symbol Technologies, Inc.            18,000     240,660
            -------------------------------------------------------
                                                            411,180
            -------------------------------------------------------
            Energy Equipment & Services--1.9%
            Grey Wolf, Inc. (a)                   23000     138,000
            Maverick Tube Corp. (a)                4000     116,360
            Pioneer Drilling Co. (a)             11,000     145,090
            Tesco Corp. (a)(b)                   12,000     116,040
            -------------------------------------------------------
                                                            515,490
            -------------------------------------------------------
            Fire, Marine, And Casualty Insurance--1.6%
            Berkshire Hathaway, Inc. (a)              5     421,750
            -------------------------------------------------------
            Food & Staples Retailing--0.8%
            Sysco Corp.                           6,000     207,600
            -------------------------------------------------------
            Food Products--3.8%
            Archer-Daniels-Midland Co.            7,000     125,930
            McCormick & Co., Inc.                 7,000     242,130
            Nutreco Holding NV (a)(b)            15,000     471,663
            SunOpta, Inc. (a)(b)                 11,000      50,710
            Thai Union Frozen Products Public
              Co., Ltd.                         100,000      70,351
            Wm. Wrigley Jr. Co.                   1,000      69,130
            -------------------------------------------------------
                                                          1,029,914
            -------------------------------------------------------
            Health Care Equipment & Supplies--3.1%
            Microtek Medical Holdings, Inc. (a)  20,000      75,000
            Steris Corp.                         10,500     248,640
            Thoratec Corp. (a)                   40,000     518,000
            -------------------------------------------------------
                                                            841,640
            -------------------------------------------------------
            Health Care Providers & Services--1.2%
            Priority Healthcare Corp. (a)         7,500     170,850
            WebMD Corp. (a)                      15,000     142,500
            -------------------------------------------------------
                                                            313,350
            -------------------------------------------------------
            Hotels Restaurants & Leisure--0.6%
            Royal Caribbean Cruises Ltd. (b)      4,000     168,080
            -------------------------------------------------------


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 27

                         The Tocqueville Genesis Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

            Common Stocks (continued)             Shares   Value
            -------------------------------------------------------
            Household Durables--1.6%
            Champion Enterprises, Inc. (a)        10,000 $   94,400
            Fortune Brands, Inc.                   3,000    253,740
            Koninklijke Philips Electronics N.V.
              ADR (b)                              3,500     86,765
            -------------------------------------------------------
                                                            434,905
            -------------------------------------------------------
            Industrial Conglomerates--0.6%
            3M Co.                                 2,000    152,940
            -------------------------------------------------------
            Insurance--2.1%
            American International Group, Inc.      5000    254,250
            Aspen Insurance Holdings Ltd. (b)      6,000    163,800
            The Phoenix Cos, Inc.                 13,000    147,290
            -------------------------------------------------------
                                                            565,340
            -------------------------------------------------------
            Insurance Agents, Brokers, And Service--0.4%
            Meadowbrook Insurance Group, Inc. (a) 21,000    111,930
            -------------------------------------------------------
            Internet & Catalog Retail--1.2%
            1-800-FLOWERS.COM, Inc. (a)           15,000    100,500
            IAC/InterActiveCorp (a)               10,000    217,400
            -------------------------------------------------------
                                                            317,900
            -------------------------------------------------------
            Internet Software & Services--0.8%
            iPass Inc. (a)                         5,000     26,300
            Raindance Communications, Inc. (a)     48000    105,600
            webMethods, Inc. (a)                  20,000     93,400
            -------------------------------------------------------
                                                            225,300
            -------------------------------------------------------
            IT Services--1.2%
            Ciber, Inc. (a)                       15,000    116,700
            Titan Corp. (a)                       11,500    206,425
            -------------------------------------------------------
                                                            323,125
            -------------------------------------------------------
            Leisure Equipment & Products--0.6%
            K2, Inc. (a)                          13,000    165,360
            -------------------------------------------------------
            Life Insurance--0.8%
            Aegon NV ADR (b)                      17,000    213,520
            -------------------------------------------------------
            Machinery--5.6%
            Bodycote International Plc (b)        75,000    223,891
            Briggs & Stratton Corp.                6,000    194,220
            Lydall, Inc. (a)                      13,000    116,220
            Manitowoc Co.                          8,000    320,000
            Parker Hannifin Corp.                  4,000    239,760
            Pinguely-Haulotte (b)                 15,000    161,145
            Tsubakimoto Chain Co. (b)             55,000    247,580
            -------------------------------------------------------
                                                          1,502,816
            -------------------------------------------------------
            Media--4.4%
            Dow Jones & Co., Inc.                 10,000    334,400
            Getty Images, Inc. (a)                 1,000     71,550

            Common Stocks (continued)            Shares     Value
            --------------------------------------------------------
            Imax Corp. (a)(b)                       5,000 $   39,025
            Journal Register Co. (a)                9,000    142,380
            Tokyo Broadcasting System, Inc. (b)     8,000    151,981
            Viacom, Inc.                           13,000    452,140
            --------------------------------------------------------
                                                           1,191,476
            --------------------------------------------------------
            Metals & Mining--2.1%
            Alcan, Inc. (b)                         6,000    194,520
            Cleveland-Cliffs, Inc.                  4,500    261,045
            Gold Fields Ltd. ADR (b)               12,500    124,375
            --------------------------------------------------------
                                                             579,940
            --------------------------------------------------------
            Motion Picture And Video Tape Production--0.7%
            Dreamworks Animation SKG,
              Inc. (a)                              5,000    187,500
            --------------------------------------------------------
            Multi-Utilities & Unregulated Power--0.8%
            Suez SA ADR (b)                         8,000    219,440
            --------------------------------------------------------
            National Commercial Banks--0.5%
            Hang Seng Bank Ltd. ADR (b)            10,000    136,612
            --------------------------------------------------------
            Office Electronics--0.9%
            Xerox Corp. (a)                        18,000    238,500
            --------------------------------------------------------
            Oil & Gas--2.0%
            Chevron Corp.                           3,000    156,000
            KCS Energy, Inc. (a)                    7,500    105,300
            Statoil ASA ADR (b)                    14,000    244,860
            Top Tankers, Inc. (b)                   3,000     46,890
            --------------------------------------------------------
                                                             553,050
            --------------------------------------------------------
            Paper & Forest Products--2.0%
            International Paper Co.                 10000    342,900
            Weyerhaeuser Co.                        3,000    205,830
            --------------------------------------------------------
                                                             548,730
            --------------------------------------------------------
            Personal Products--0.4%
            NBTY, Inc. (a)                          5,000    106,600
            --------------------------------------------------------
            Pharmaceuticals--2.4%
            Caraco Pharmaceutical Laboratories
              Ltd. (a)                             14,000    116,340
            Johnson & Johnson                       3,500    240,205
            Pfizer Inc.                              8000    217,360
            POZEN, Inc. (a)                        10,000     70,100
            --------------------------------------------------------
                                                             644,005
            --------------------------------------------------------
            Prepackaged Software--0.8%
            Indus International, Inc. (a)         100,000    217,000
            --------------------------------------------------------
            Real Estate--0.2%
            Kawasan Industri Jababeka
              Tbk (a)(b)                        5,000,000     60,115
            --------------------------------------------------------
            Road & Rail--0.6%
            Kansas City Southern (a)                9,000    170,280
            --------------------------------------------------------


                    See Notes to the Financial Statements.

28  April 30, 2005

                         The Tocqueville Genesis Fund

                 Schedule of Investments as of April 30, 2005

                                  (Unaudited)

                                                Shares or
                                                Principal
          Common Stocks (continued)              Amount       Value
          ------------------------------------------------------------
          Semiconductor & Semiconductor Equipment--6.8%
          ASML Holding NV ADR (a)(b)                12,000 $   173,880
          ChipMOS TECHNOLOGIES
            Bermuda Ltd. (a)(b)                     14,000      94,920
          Cypress Semiconductor Corp. (a)            7,000      83,930
          Fairchild Semiconductor
            International, Inc. (a)                 11,000     147,950
          Integrated Device Technology,
            Inc. (a)                                 8,000      85,600
          Integrated Silicon Solution, Inc. (a)     22,000     142,120
          International Rectifier Corp. (a)          5,000     212,700
          MEMC Electronic Materials,
            Inc. (a)                                 15000     175,950
          Omnivision Technologies, Inc. (a)         12,000     168,000
          Semitool, Inc. (a)                        17,000     153,510
          Texas Instruments, Inc.                    3,000      74,880
          Ultratech, Inc. (a)                       20,000     318,400
          ------------------------------------------------------------
                                                             1,831,840
          ------------------------------------------------------------
          Software--1.1%
          Microsoft Corp.                           12,000     303,600
          ------------------------------------------------------------
          Specialty Retail--1.6%
          Lowe's Cos, Inc.                           3,000     156,330
          The PEP Boys-Manny, Moe & Jack            11,000     155,980
          Tractor Supply Co. (a)                     3,000     120,660
          ------------------------------------------------------------
                                                               432,970
          ------------------------------------------------------------
          Truck And Bus Bodies--0.3%
          Tata Motors Ltd. ADR (b)                  10,000      94,800
          ------------------------------------------------------------
          Wireless Telecommunication Services--0.2%
          @Road, Inc. (a)                           12,000      40,680
          ------------------------------------------------------------
          Total Common Stocks (Cost $21,261,604)            21,366,720
          ------------------------------------------------------------
          U.S. Government Agency Bond--3.7%
          Freddie Mac,
            3.90% due 08/27/2009 (c )           $1,000,000     998,398
          ------------------------------------------------------------
          Total U.S. Governement Agency Bond
            (Cost $1,005,942)                                  998,398
          ------------------------------------------------------------
          Exchange-Traded Fund--2.6%
          SPDR Trust Series 1                        6,000     694,500
          ------------------------------------------------------------
          Total Exchange Traded Fund (Cost $716,950)           694,500
          ------------------------------------------------------------

                                                Principal
            Short-Term Investments--10.3%        Amount       Value
            ----------------------------------------------------------
            U.S. Treasury Obligations--7.4%
            U.S. Treasury Bill,
              2.68% due 07/21/2005              $1,000,000     993,867
            U.S. Treasury Bill,
              2.85% due 08/25/2005               1,000,000     990,728
            ----------------------------------------------------------
                                                             1,984,595
            ----------------------------------------------------------
            Total U.S. Treasury Obligations
              (Cost $1,984,510)                              1,984,595
            ----------------------------------------------------------
            Repurchase Agreements--2.9%
            US Bank, N.A., Repurchase
              Agreement with U.S. Bank,
              N.A., 2.50%, dated 4/29/05,
              due 5/2/05, collateralized by a
              Freddie Mac 15-year Fixed
              (Pool# 1741) valued at
              $1,274,739. Repurchase
              proceeds of $788,162
              (cost $788,000)                      788,000 $   788,000
            ----------------------------------------------------------
            Total Repurchase Agreements
              (Cost $788,000)                                  788,000
            ----------------------------------------------------------
            Total Short-Term Investments (Cost $2,772,510)   2,772,595
            ----------------------------------------------------------
            Total Investments
              (Cost $25,757,006)--95.9%                     25,832,214
            Other Assets in Excess of Liabilities--4.1%      1,118,017
            ----------------------------------------------------------
            Total Net Assets--100.0%                       $26,950,231
                                                           -----------

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security. Foreign concentration was as follows: Bermuda 0.6%; United Kingdom 1.6%; Canada 1.7%; China 0.7%; Finland 0.7%; France 1.4%; Germany 1.6%; Greece 0.2%; Hong Kong 0.5%; India 0.4%; Indonesia 0.2%; Japan 1.5%; Mexico 0.7%; Netherlands 3.5%; Norway 0.9%; South Africa 0.5%; South Korea 1.6%; Sweden 0.5%; Taiwan 0.4%; Thailand 0.3%.
(c)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.


                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 29

                             The Tocqueville Fund
                       Allocation of Portfolio Holdings
                                April 30, 2005

                                    [CHART]

Common Stock                  94%
U.S. Government Bonds          3%
Convertible Bonds              0%
Warrants                       0%
Preferred Stock                1%
Short Term Investments         2%



                     The Tocqueville Small Cap Value Fund
                       Allocation of Portfolio Holdings
                                April 30, 2005

                                    [CHART]

Common Stock                 100%



30  April 30, 2005

                   The Tocqueville International Value Fund
                       Allocation of Portfolio Holdings
                                April 30, 2005

                                    [CHART]

Common Stock                  95%
Short Term Investments         5%



                           The Tocqueville Gold Fund
                       Allocation of Portfolio Holdings
                                April 30, 2005

                                    [CHART]

Common Stock               86%
Gold & Silver Bullion      10%
Warrants                    1%
Corporate Bond              1%
Convertible Bond            1%
Short Term Investments      1%

                                                          Semi-Annual Report 31

                         The Tocqueville Genesis Fund
                       Allocation of Portfolio Holdings
                                April 30, 2005

                                    [CHART]


Common Stock                    83%
U.S. Government Agency Bond      4%
Exchange-Traded Fund             3%
U.S. Treasury Obligations        7%
Short Term Investments           3%

32  April 30, 2005

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                                April 30, 2005

                                  (Unaudited)

                                                  The       Small Cap   International
                                              Tocqueville     Value         Value         Gold        Genesis
                                                 Fund         Fund          Fund          Fund         Fund
                                             ------------  -----------  ------------- ------------  -----------
Assets
Investments, at value (1)                    $160,691,548  $58,025,390  $197,301,014  $453,734,583  $25,832,214
Foreign currencies (2)                                 --           --     4,415,220            --      101,581
Cash                                                   13      190,692            --     1,761,136       56,532
Cash held at broker for futures contracts              --           --            --            --      102,543
Receivable for investments sold                   656,332           --       556,583            --    3,304,584
Receivable for fund shares sold                   196,886       33,121       317,801     1,369,131          200
Receivable for foreign tax reclaim                     --           --       106,228       157,135        1,088
Dividends, interest and other receivables         120,888       23,300       714,314       231,309       25,666
Prepaid assets                                     15,616       19,165        26,649       117,816       16,566
                                             ------------  -----------  ------------  ------------  -----------
Total Assets                                  161,681,283   58,291,668   203,437,809   457,371,110   29,440,974
                                             ------------  -----------  ------------  ------------  -----------
Liabilities
Payable to custodian                                   --           --       558,412            --           --
Payable for investments purchased               4,062,507      142,996       683,506            --    2,090,746
Payable for fund shares redeemed                   54,995       99,119       924,699     2,531,329       26,290
Variation margin on futures contracts                  --           --            --            --       10,728
Payable to Adviser                                 98,658       37,162       170,065       395,118       25,344
Accrued distribution fee                           27,577        6,118        30,779        11,690        3,238
Accrued expenses and other liabilities             73,224       31,832       110,942       185,967      334,397
                                             ------------  -----------  ------------  ------------  -----------
Total Liabilities                               4,316,961      317,227     2,478,403     3,124,104    2,490,743
                                             ------------  -----------  ------------  ------------  -----------
Net Assets                                   $157,364,322  $57,974,441  $200,959,406  $454,247,006  $26,950,231
                                             ------------  -----------  ------------  ------------  -----------
Net assets consist of:
Paid in capital                              $142,021,508  $57,444,818  $158,094,949  $394,197,802  $26,419,366
Accumulated net investment income (loss)          270,468     (223,130)      239,969    (5,651,189)     (94,093)
Accumulated net realized gain (loss)          (13,622,546)  (5,810,723)    5,524,274     1,955,409      520,527
Net unrealized appreciation on investments,
  futures and foreign currency related items   28,694,892    6,563,476    37,100,214    63,744,984      104,431
                                             ------------  -----------  ------------  ------------  -----------
Net assets                                   $157,364,322  $57,974,441  $200,959,406  $454,247,006  $26,950,231
                                             ------------  -----------  ------------  ------------  -----------
Shares of beneficial interest outstanding
  (unlimited shares of $0.01 par value
  authorized)                                   7,605,847    4,015,984    14,165,479    15,353,533    2,653,290
Net asset value and redemption price per
  share                                      $      20.69  $     14.44  $      14.19  $      29.59  $     10.16
                                             ------------  -----------  ------------  ------------  -----------
Maximum offering price per share             $      20.69  $     14.44  $      14.19  $      29.59  $     10.69
                                             ------------  -----------  ------------  ------------  -----------
(1) Cost of Investments                      $131,996,717  $51,461,914  $160,244,931  $389,989,600  $25,757,006
(2) Cost of Foreign Currencies               $         --  $        --  $  4,373,982  $         --  $   101,593

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 33

                             The Tocqueville Trust

                           Statements of Operations

                    For the Six Months Ended April 30, 2005

                                  (Unaudited)

                                                 The      Small Cap   International
                                             Tocqueville    Value         Value         Gold       Genesis
                                                Fund        Fund          Fund          Fund        Fund
                                             ----------- -----------  ------------- ------------  ---------
Investment Income:
Dividends*                                   $1,638,742  $   250,800   $ 2,090,504  $  1,232,277  $ 118,682
Interest                                        160,330       11,602        27,517       456,985     72,470
                                             ----------  -----------   -----------  ------------  ---------
                                              1,799,072      262,402     2,118,021     1,689,262    191,152
                                             ----------  -----------   -----------  ------------  ---------
Expenses:
Investment Adviser's fee (See Note 3)           582,755      268,520     1,027,289     2,534,145    182,849
Custody fees                                      9,965        4,893       116,236        61,334     17,258
Fund accounting fees                             12,112        6,186        18,458        45,061      4,655
Transfer agent and shareholder services fees     19,268       13,239        17,733        74,556      5,842
Professional fees                                47,342       25,490        58,916       177,868     10,412
Distribution fees (See Note 3)                  194,252       89,507       256,822       640,060     36,570
Administration fee (See Note 3)                 116,551       53,704       154,093       384,036     21,942
Printing and mailing expense                     12,284        5,652        16,062        47,620      2,225
Registration fees                                 9,386       10,803         9,662        32,788     18,722
Trustee fees and expenses                         7,076        5,056         7,088         9,136      7,287
Insurance expense                                 1,991        1,086         2,540         6,341        549
Other expenses                                    2,712        1,396         3,598         4,168        534
                                             ----------  -----------   -----------  ------------  ---------
  Total expenses before waiver                1,015,694      485,532     1,688,497     4,017,113    308,845
    Less: Fees waived (See Note 3)                   --           --            --            --    (23,600)
                                             ----------  -----------   -----------  ------------  ---------
    Net expenses                              1,015,694      485,532     1,688,497     4,017,113    285,245
                                             ----------  -----------   -----------  ------------  ---------
Net Investment Income (Loss)                    783,378     (223,130)      429,524    (2,327,851)   (94,093)
                                             ----------  -----------   -----------  ------------  ---------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
    Investments                               8,152,072   (5,810,680)   12,453,344     2,618,300    627,431
    Futures                                          --           --            --            --    (65,479)
    Foreign currency translation                 (1,137)          --        28,310       (17,913)   (10,255)
                                             ----------  -----------   -----------  ------------  ---------
                                              8,150,935   (5,810,680)   12,481,654     2,600,387    551,697
  Net change in unrealized appreciation
    (depreciation) on:
    Investments                                (579,037)   2,040,271     4,399,881   (61,961,646)  (308,991)
    Written options                                  --           --            --            --     (7,710)
    Futures                                          --           --            --            --     33,727
    Foreign currency translation                     --           --       (98,001)           --      1,071
                                             ----------  -----------   -----------  ------------  ---------
                                               (579,037)   2,040,271     4,301,880   (61,961,646)  (281,903)
      Net gain (loss) on investments and
        foreign currency                      7,571,898   (3,770,409)   16,783,534   (59,361,259)   269,794
                                             ----------  -----------   -----------  ------------  ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                  $8,355,276  $(3,993,539)  $17,213,058  $(61,689,110) $ 175,701
                                             ----------  -----------   -----------  ------------  ---------
* Net of foreign taxes withheld              $   15,665  $        --   $   261,628  $    115,098  $   8,107
                                             ----------  -----------   -----------  ------------  ---------

                    See Notes to the Financial Statements.

34  April 30, 2005

                     [This page intentionally left blank]

                             The Tocqueville Trust

                      Statements of Changes in Net Assets

                                                                                        The Tocqueville Fund
                                                                                     --------------------------
                                                                                        For the
                                                                                      Six Months      For the
                                                                                         Ended      Year Ended
                                                                                       April 30,    October 31,
                                                                                         2005          2004
                                                                                     ------------  ------------
                                                                                      (Unaudited)
Operations:
  Net investment income (loss)                                                       $    783,378  $    348,638
  Net realized gain (loss) on investments, futures and foreign currency                 8,150,935     9,070,987
  Net change in unrealized appreciation/(depreciation)                                   (579,037)    7,700,146
  Net increase from payments by affiliates and net gains realized on the disposal of
    investments in violation of restrictions                                                   --            --
                                                                                     ------------  ------------
    Net increase (decrease) in net assets resulting from operations                     8,355,276    17,119,771
Dividends and distributions to shareholders:
  Net investment income                                                                  (863,340)     (128,359)
  Net realized gains                                                                   (5,747,338)           --
                                                                                     ------------  ------------
    Total dividends and distributions                                                  (6,610,678)     (128,359)
Fund share transactions:
  Shares sold                                                                          16,110,340    16,686,259
  Shares issued to holders in reinvestment of dividends                                 5,266,557       103,678
  Shares redeemed*                                                                    (11,192,599)  (37,842,825)
                                                                                     ------------  ------------
  Net increase (decrease)                                                              10,184,298   (21,052,888)
                                                                                     ------------  ------------
    Net increase (decrease) in net assets                                              11,928,896    (4,061,476)
Net Assets:
  Beginning of period                                                                 145,435,426   149,496,902
                                                                                     ------------  ------------
  End of period**                                                                     157,364,322   145,435,426
                                                                                     ------------  ------------
* Net of redemption fees of:                                                         $     10,938  $      6,262
                                                                                     ------------  ------------
** Including undistributed net investment income (loss) of:                          $    270,468  $    350,430
                                                                                     ------------  ------------
Change in shares outstanding:
  Shares sold                                                                             763,005       842,452
  Shares issued to holders in reinvestment of dividends                                   252,109         5,386
  Shares redeemed                                                                        (528,052)   (2,038,589)
                                                                                     ------------  ------------
  Net increase (decrease)                                                                 487,062    (1,190,751)
                                                                                     ------------  ------------

                    See Notes to the Financial Statements.

36  April 30, 2005

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


   Small Cap Value Fund      International Value Fund             Gold Fund                 Genesis Fund
--------------------------  --------------------------  ----------------------------  ------------------------
   For the                     For the                     For the                      For the
 Six Months      For the     Six Months      For the     Six Months       For the     Six Months     For the
    Ended      Year Ended       Ended      Year Ended       Ended       Year Ended       Ended     Year Ended
  April 30,    October 31,    April 30,    October 31,    April 30,     October 31,    April 30,   October 31,
    2005          2004          2005          2004          2005           2004          2005         2004
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
 (Unaudited)                 (Unaudited)                 (Unaudited)                  (Unaudited)
$   (223,130) $   (518,568) $    429,524  $  1,398,547  $  (2,327,850) $  (5,544,376) $   (94,093) $  (259,905)
  (5,810,680)    3,310,048    12,481,654    20,548,179      2,600,387     23,030,253      551,697       (7,598)
   2,040,271    (4,662,525)    4,301,880     7,193,808    (61,961,647)   (18,447,515)    (281,903)     435,161

          --            --            --            --             --         60,626           --           --
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
  (3,993,539)   (1,871,045)   17,213,058    29,140,534    (61,689,110)      (901,012)     175,701      167,658
          --            --    (1,164,107)     (474,880)            --       (452,570)          --           --
  (3,029,286)  (11,288,152)           --            --    (21,027,179)    (7,973,092)          --           --
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
  (3,029,286)  (11,288,152)   (1,164,107)     (474,880)   (21,027,179)    (8,425,662)          --           --
   7,396,755    36,273,646    20,682,804    61,218,738     87,662,692    344,683,052    2,414,294   14,789,631
   2,803,582    10,595,378       893,120       443,677     19,721,438      8,015,104           --           --
 (20,208,443)  (32,222,093)  (33,089,607)  (23,778,607)  (109,610,763)  (237,735,768)  (4,603,962)  (5,602,703)
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
 (10,008,106)   14,646,931   (11,513,683)   37,883,808     (2,226,633)   114,962,388   (2,189,668)   9,186,928
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
 (17,030,931)    1,487,734     4,535,268    66,549,462    (84,942,922)   105,635,715   (2,013,967)   9,354,586
  75,005,372    73,517,638   196,424,138   129,874,676    539,189,928    433,554,213   28,964,198   19,609,612
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
  57,974,441    75,005,372   200,959,406   196,424,138    454,247,006    539,189,928   26,950,231   28,964,198
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
$     23,851  $    106,090  $     23,987  $    132,653  $     246,666  $   1,382,190  $     1,618  $     6,191
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
$   (223,130) $         --  $    239,969  $    974,552  $  (5,651,189) $  (3,323,338) $   (94,093) $        --
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
     445,691     1,952,230     1,449,096     5,017,691      2,595,710     10,019,553      228,284    1,448,408
     159,294       591,590        64,860        39,368        604,952        228,091           --           --
  (1,245,363)   (1,791,757)   (2,338,705)   (1,985,145)    (3,322,805)    (7,262,325)    (436,567)    (556,226)
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------
    (640,378)      752,063      (824,749)    3,071,914       (122,143)     2,985,319     (208,283)     892,182
------------  ------------  ------------  ------------  -------------  -------------  -----------  -----------

                    See Notes to the Financial Statements.

                                                          Semi-Annual Report 37

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund
                         The Tocqueville Genesis Fund

                         Notes to Financial Statements

                                  (Unaudited)


1.  ORGANIZATION

    The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of five separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (individually referred to as the ''Fund'' and collectively referred to as the ''Funds''). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $1 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The objective of The Tocqueville Genesis Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville Genesis Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. Shares of The Tocqueville Genesis Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 5.00% of the offering price. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES

a) Security valuation

    Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Precious metals are valued at the mean between closing bid and asked prices based on dealer or exchange quotes. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

    Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Fund's net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange ("NYSE"), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Fund's net asset value. Events affecting the value of such securities held by a Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund's calculation of the net asset value. Significant events will be closely monitored, and where it is determined

38  April 30, 2005

that an adjustment should be made to the security's value because significant intervening events have caused a Fund's net asset value to be materially inaccurate, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

--------------------------------------------------------------------------------
b) Restricted and illiquid securities

    The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

--------------------------------------------------------------------------------
c) Federal income tax

    Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

    At October 31, 2004 the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                                                The       Small Cap
                                            Tocqueville     Value     International     Gold        Genesis
                                               Fund         Fund       Value Fund       Fund         Fund
                                           ------------  -----------  ------------- ------------  -----------
Cost of Investments                        $115,858,105  $70,777,754  $162,246,330  $414,572,583  $28,292,649
                                           ------------  -----------  ------------  ------------  -----------
Appreciation                               $ 32,273,026  $13,620,129  $ 33,956,889  $145,237,306  $ 1,446,131
Depreciation                                 (2,999,323)  (9,096,924)   (1,300,687)  (23,498,696)  (1,093,102)
                                           ------------  -----------  ------------  ------------  -----------
Net unrealized appreciation (depreciation)
  on investments                           $ 29,273,703  $ 4,523,205  $ 32,656,202  $121,738,610  $   353,029
                                           ------------  -----------  ------------  ------------  -----------
Undistributed ordinary income              $    350,430           --  $    974,552            --           --
Undistributed long-term capital gain        (16,026,143) $ 3,029,243    (6,957,380) $ 21,027,096           --
                                           ------------  -----------  ------------  ------------  -----------
Distributable earnings                     $ 13,597,990  $ 7,552,448  $ 26,673,374  $142,765,706  $   353,029
                                           ------------  -----------  ------------  ------------  -----------
Other net unrealized appreciation
  (depreciation)                           $        226  $        --  $    142,132  $       (213) $     2,135
                                           ------------  -----------  ------------  ------------  -----------
Total accumulated earnings (losses)        $ 13,598,216  $ 7,552,448  $ 26,815,506  $142,765,493  $   355,164
                                           ------------  -----------  ------------  ------------  -----------

    Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses (The Tocqueville Gold Fund and The Tocqueville Genesis Fund only) and realization for tax purposes of unrealized losses on passive foreign investment companies (The Tocqueville Gold Fund only).

                                                          Semi-Annual Report 39

    The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

                                            October 31, 2004
                                    ---------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain        Total
                                    ---------- ---------- -----------
           The Tocqueville Fund     $  128,359         -- $   128,359
           Small Cap Value Fund      1,704,472 $9,583,680  11,288,152
           International Value Fund    474,880         --     474,880
           Gold Fund                 2,902,418  5,523,243   8,425,661
           Genesis Fund                     --         --          --

                                            October 31, 2003
                                    --------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain       Total
                                    ---------- ---------- ----------
           The Tocqueville Fund             --         --         --
           Small Cap Value Fund             --         --         --
           International Value Fund $   86,751         -- $   86,751
           Gold Fund                 1,061,753 $6,934,407  7,996,160
           Genesis Fund                     --         --         --

    At October 31, 2004, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below (see Note 6).

                                             The
                                         Tocqueville International
                                            Fund      Value Fund
                                         ----------- -------------
             Capital losses expiring in:
                 2007                    $ 1,018,738          --
                 2009                      2,209,402  $3,219,270
                 2010                     18,543,803   3,738,110
                                         -----------  ----------
                                         $21,771,943  $6,957,380
                                         -----------  ----------

    During the fiscal year ended October 31, 2004, The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Genesis Fund utilized $3,325,138, $20,909,375 and $126 of capital loss carryforwards, respectively.

--------------------------------------------------------------------------------
d) Foreign currency translation

    Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust's Portfolio Securities Valuation Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, and The Tocqueville Genesis Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange

40  April 30, 2005

contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include the potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

    The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Written option accounting

    The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

f) Futures contracts

    Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price, or in the absence of a sale, the mean of the last bid and asked prices. When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

                                                          Semi-Annual Report 41

    At April 30, 2005 The Tocqueville Genesis Fund had entered into stock index futures contracts. The net unrealized depreciation is included in the appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                  Value as of   Unrealized
    Number of               Expiration  Value at   April 30,  Appreciation/
    Contracts  Description     Date    Trade Date    2005     (Depreciation)
    --------- ------------- ---------- ---------- ----------- --------------
       (2)    S&P 500 Index 6/17/2005  $(607,194) $(579,250)     $27,944

--------------------------------------------------------------------------------
g) Use of estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
h) Other

    Investments and shareowner transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date or for foreign securities, for which timely information is not available, when the Funds first learn of the dividend, whichever is earlier. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Funds use the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

================================================================================
3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

    Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Genesis Fund, calculated daily and payable

42  April 30, 2005

monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to The Tocqueville Genesis Fund, the Adviser is contractually obligated to waive its fees and/or reimburse expenses to the extent that the total annual operating expenses of The Tocqueville Genesis Fund exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 31, 2005. For the six months ended April 30, 2005, Tocqueville waived fees of $23,600 for The Tocqueville Genesis Fund. The Tocqueville Genesis Fund is not expected to repay any such waived fees in future years.

    Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2005, the Adviser has made payments of $24,852, $11,130, $32,673, $79,710, and $4,637 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund, respectively.

    Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

    Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund for the six months ended April 30, 2005, were $97,702, $94,708, $15,310, $185,526 and $107,435, respectively.

--------------------------------------------------------------------------------
4.  FUND SHARE TRANSACTIONS

    The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust's Prospectus dated February 28, 2005. For a more detailed description of when the redemption fee does not apply, please see the Trust's Prospectus. The Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

                                                          Semi-Annual Report 43

5.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term instruments) for the six months ended April 30, 2005 are summarized below.

                                  Tocqueville  Tocqueville  Tocqueville Tocqueville
                      Tocqueville  Small Cap  International    Gold       Genesis
                         Fund     Value Fund   Value Fund      Fund        Fund
                      ----------- ----------- ------------- ----------- -----------
Purchases:
    U.S. Government   $        -- $        --  $        --  $        -- $        --
    Other              42,975,322   6,988,696   32,262,994   82,704,488  36,367,279
                      ----------- -----------  -----------  ----------- -----------
Sales:
    U.S. Government   $ 3,000,000 $        --  $        --  $        -- $        --
    Other              33,985,938  18,819,537   43,618,862   64,998,258  34,319,148
                      ----------- -----------  -----------  ----------- -----------

--------------------------------------------------------------------------------
6.  ACQUISITION INFORMATION

    Effective prior to the commencement of business on October 31, 2003, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Gintel Fund, a single series. The Tocqueville Fund issued 3,341,209 shares (valued at $59,774,252) for the 6,538,848 shares outstanding of the Gintel Fund. The net assets of the Gintel Fund, $59,774,252, included net unrealized appreciation on investments of $28,019 and accumulated net realized losses of $47,209,292. The Gintel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $19,834,806 to offset future capital gains.

    Effective prior to the commencement of business on July 9, 2002, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Lepercq-Istel Fund, the single series of the Lepercq-Istel Trust. The Tocqueville Fund issued 1,036,399 shares (valued at $15,928,833) for the 1,240,708 shares outstanding of the Lepercq-Istel Fund. The net assets of the Lepercq-Istel Fund, $15,928,833, included net unrealized depreciation on investments of $2,968,061 and accumulated net realized losses of $7,917,312. The Lepercq-Istel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $5,839,853 to offset future capital gains.

44  April 30, 2005

                      ADDITIONAL INFORMATION (UNAUDITED)


1.  ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees

                                                                                         # of
                                                                                      Portfolios
                                           Term of                                     in Fund
                           Position(s)    Office and                                   Complex
                            Held with     Length of         Principal Occupation       Overseen   Other Directorships
Name, Age and Address       the Trust   Time Served(1)     During Past Five Years     By Trustee    Held by Trustee
---------------------      ----------- ---------------- ----------------------------- ---------- ----------------------

Inge Heckel (65)             Trustee   Indefinite Term, President, New York School of     5      Member of the
40 W. 57th St., 19th Floor             18 Years Served  Interior Design, from July               Advisory Council, the
New York, NY 10019                                      1996 to present.                         Institute of Classical
                                                                                                 Architecture;
                                                                                                 Member, Advisory
                                                                                                 Council Olana
                                                                                                 Preservation;
                                                                                                 Member,
                                                                                                 Horticultural
                                                                                                 Committee,
                                                                                                 Wave Hill

Lucille G. Bono (71)         Trustee   Indefinite Term, Retired. Tocqueville Trust        5      None
40 W. 57th St., 19th Floor             6 Years Served   Trustee.
New York, NY 10019

Larry M. Senderhauf (56)     Trustee   Indefinite Term, Retired. Administrator and        5      None
40 W. 57th St., 19th Floor             6 Years Served   Trustee, LMS 33 Profit and
New York, NY 10019                                      Pension Sharing Fund from
                                                        1983 to 2004.

Guy A. Main (68)             Trustee   Indefinite Term, Retired. Formerly, Executive      5      Director, Amwest
40 W. 57th St., 19th Floor             4 Years Served   Vice President, Amwest                   Insurance Group,
New York, NY 10019                                      Insurance Group, Inc. from               Inc. from April 1996
                                                        April 1996 to January 2001;              to January 2001;
                                                        Chairman, President and Chief            Chairman,
                                                        Executive Officer, Condor                Association of
                                                        Services Inc. from April 1989            California Insurance
                                                        to April 1996.                           Companies from
                                                                                                 January 1996 to
                                                                                                 January 1998;
                                                                                                 Director, Condor
                                                                                                 Services Inc. from
                                                                                                 April 1989 to April
                                                                                                 1996.

                                                          Semi-Annual Report 45

Independent Trustees

                                                                                        # of
                                                                                     Portfolios
                                           Term of                                    in Fund
                           Position(s)    Office and                                  Complex
                            Held with     Length of         Principal Occupation      Overseen   Other Directorships
Name, Age and Address       the Trust   Time Served(1)     During Past Five Years    By Trustee    Held by Trustee
---------------------      ----------- ---------------- ---------------------------- ---------- ---------------------

Charles W. Caulkins (48)     Trustee   Indefinite Term, Founder and President, Arbor     5      Director, Phoenix
40 W. 57th St., 19th Floor             2 Years Served   Marketing, Inc. from October            House from January
New York, NY 10019                                      1994 to present.                        2001 to present;
                                                                                                Director, Bridges to
                                                                                                Community from
                                                                                                July 2002 to present.

James W. Gerard (43)         Trustee   Indefinite Term, Principal, Argus Advisors        5      Director and
Argus Capital                          3 Years Served   International, LLC from                 Treasurer, ASPCA
Partners LLC                                            August 2003 to present;                 from 1997 to
36 West 44th Street                                     Managing Director, The Chart            present; Director,
Suite 610                                               Group from January 2001 to              Phoenix House, from
New York, NY 10036                                      present; Managing Principal,            1995 to present.
                                                        Ironbound Partners from
                                                        October 1998 to December
                                                        2000.

46  April 30, 2005

Interested Trustees (and Officers)*

                                                                                            # of
                                                                                         Portfolios
                                             Term of                                      in Fund
                            Position(s)     Office and                                    Complex
                             Held with      Length of          Principal Occupation       Overseen   Other Directorships
Name, Age and Address        the Trust    Time Served(1)      During Past Five Years     By Trustee    Held by Trustee
---------------------       ------------ ---------------- ------------------------------ ---------- ---------------------

Francois D. Sicart (61)     Chairman,    Indefinite Term, Chairman, Tocqueville              5      Chairman and
40 W. 57th St., 19th Floor  Principal    18 Years Served  Management Corporation, the               Director,
New York, NY 10019          Executive                     General Partner of Tocqueville            Tocqueville
                            Officer and                   Asset Management L.P. and                 Management
                            Trustee                       Lepercq, de Neuflize/                     Corporation, the
                                                          Tocqueville Securities L.P.               General Partner of
                                                          from January 1990 to present;             Tocqueville Asset
                                                          Chairman and Founder,                     Management L.P.
                                                          Tocqueville Asset                         and Lepercq, de
                                                          Management Corp. from                     Neuflize/
                                                          December 1985 to January                  Tocqueville
                                                          1990; Vice Chairman of                    Securities, L.P. from
                                                          Tucker Anthony Management                 January 1990 to
                                                          Corporation from 1981 to                  present.
                                                          October 1986; Vice President
                                                          (formerly general partner)
                                                          among other positions with
                                                          Tucker Anthony, Inc. from
                                                          1969 to January 1990.

Robert W. Kleinschmidt (55) President,   Indefinite Term, President, Chief Investment        6      President and
40 W. 57th St., 19th Floor  Principal    13 Years Served  Officer and Director,                     Director,
New York, NY 10019          Operating                     Tocqueville Management                    Tocqueville
                            Officer,                      Corporation, the General                  Management
                            Principal                     Partner of Tocqueville Asset              Corporation, the
                            Financial                     Management L.P. and                       General Partner of
                            Officer, and                  Lepercq, de Neuflize/                     Tocqueville Asset
                            Trustee                       Tocqueville Securities, L.P.              Management L.P.
                                                          from January 1994 to present;             and Lepercq, de
                                                          and Managing Director from                Neuflize/Tocqueville
                                                          July 1991 to January 1994;                Securities, L.P.
                                                          Partner, David J. Greene & Co.
                                                          from May 1978 to July 1991.

* "Interested person" of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Adviser.

                                                          Semi-Annual Report 47

Interested Trustees (and Officers)*

                                                                                              # of
                                                                                           Portfolios
                                             Term of                                        in Fund
                           Position(s)      Office and                                      Complex
                            Held with       Length of            Principal Occupation       Overseen  Other Directorships
Name, Age and Address       the Trust     Time Served(1)        During Past Five Years     By Trustee   Held by Trustee
---------------------      ----------- --------------------- ----------------------------- ---------- -------------------

John P. Cassidy (62)       Secretary,  Indefinite Term, less Treasurer, Tocqueville Asset     N/A             N/A
40 W. 57th St., 19th Floor Treasurer   than 1 Year Served    Management LP, from 2002 to
New York, NY 10019                                           present; Independent
                                                             consultant, 2001; Deutsche
                                                             Bank Group, Vice President,
                                                             1997-2000

Elizabeth Bosco (57)       Anti        Indefinite Term,      Compliance Officer,              N/A             N/A
40 W. 57th St., 19th Floor Money       Since 2002            Tocqueville Asset
New York, NY 10019         Laundering                        Management L.P. from 1997
                           Compliance                        to present.
                           Officer

Thomas Pandick (58)        Chief       Indefinite Term,      Chief Compliance Officer         N/A             N/A
40 W. 57th St., 19th Floor Compliance  Since 2004            (October 2004-present),
New York, NY 10019         Officer                           Tocqueville Asset
                                                             Management L.P.; General
                                                             Counsel (January-October
                                                             2004), Tocqueville Asset
                                                             Management L.P.; Vice
                                                             President, Kirkbride Asset
                                                             Management, Inc.
                                                             (2000-2004); Counsel to NYS
                                                             Workers Compensation Board
                                                             (1995-1999); Director of
                                                             Corporate Governance, Office
                                                             of State Comptroller
                                                             (1985-1995); General Counsel,
                                                             New York State & Local
                                                             Retirement Systems
                                                             (1979-1985)

1 Each Trustee will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

48  April 30, 2005

2.  PROXY VOTING POLICIES AND PROCEDURES

    A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
3.  SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

    The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust's Form N-Q will be available without charge, upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to www.publicinfosec.gov.

--------------------------------------------------------------------------------
4.  SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

    The Funds designate the following percentages of dividends declared during the fiscal year ended October 31, 2004 as dividends qualifying for the dividends received deduction available to corporate shareholders:

                        The Tocqueville Fund     100.00%
                        Small Cap Value Fund      30.96%
                        International Value Fund  44.11%
                        Gold Fund                 33.38%
                        Genesis Fund               0.00%

    The Funds designate the following percentages of dividends declared from net investment income during the fiscal year ended October 31, 2004 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

                        The Tocqueville Fund     100.00%
                        Small Cap Value Fund      27.33%
                        International Value Fund 100.00%
                        Gold Fund                 27.60%
                        Genesis Fund               0.00%

                                                          Semi-Annual Report 49

5.  FOREIGN TAX CREDIT

    For the year ended October 31, 2004, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                     Foreign Source
                                     Income Earned   Foreign Taxes
            International Value Fund  (per share)   Paid (per share)
            ------------------------ -------------- ----------------
                 Austria                 0.0029          0.0004
                 Belgium                 0.0192          0.0029
                 Bermuda                 0.0038          0.0000
                 Brazil                  0.0063          0.0009
                 Canada                  0.0030          0.0004
                 Finland                 0.0189          0.0028
                 France                  0.0060          0.0008
                 Greece                  0.0058          0.0000
                 Hong Kong               0.0015          0.0000
                 Indonesia               0.0245          0.0037
                 Ireland                 0.0003          0.0000
                 Italy                   0.0135          0.0020
                 Japan                   0.0288          0.0019
                 Mexico                  0.0115          0.0000
                 Netherlands             0.0168          0.0028
                 Singapore               0.0692          0.0000
                 South Africa            0.0055          0.0000
                 Spain                   0.0035          0.0005
                 Sweden                  0.0031          0.0005
                 United Kingdom          0.0257          0.0013
                 United States           0.0028          0.0000

                                Foreign Source
                                Income Earned   Foreign Taxes
                 Gold Fund       (per share)   Paid (per share)
                 ---------      -------------- ----------------
                 Australia          0.0167          0.0024
                 Canada             0.0319          0.0048
                 Peru               0.0102          0.0004
                 Russia             0.0018          0.0003
                 South Africa       0.0519          0.0003
                 United Kingdom     0.0027          0.0000
                 United States      0.0183          0.0003

50  April 30, 2005

6.  SPECIAL MEETING OF SHAREHOLDERS, JANUARY 31, 2005

    A Special Meeting of Shareholders of the The Tocqueville Small Cap Value Fund and The Tocqueville Gold Fund, each a series of The Tocqueville Trust (the "Trust"), adjourned on October 22, 2004, was held on January 31, 2005 at the offices of Tocqueville Asset Management, L.P. (the "Adviser"). As of August 24, 2004, the record date, outstanding shares of each of the Funds and the shares of the Funds present at the meeting in person or by proxy were as follows:

                                          Outstanding Shares Shares present
     Fund                                  August 24, 2004     at meeting
     ----                                 ------------------ --------------
     The Tocqueville Small Cap Value Fund    4,700,714.994    4,027,265.862
     The Tocqueville Gold Fund              15,321,814.151   14,530,004.465

    Holders of a majority of the outstanding shares of each Fund were present, and, therefore, a quorum for each Fund was present. The purpose of the meeting was to consider and act upon the following proposals:

        1) Approval of an increase in the amount of total assets that The Tocqueville Gold Fund can invest in gold bullion and other precious metals from 10% to 20% (The Tocqueville Gold Fund only).

        2) Approval by the shareholders of amendments to the Investment Advisory Agreements to Increase the Advisory Fee Breakpoints (The Tocqueville Small Cap Value Fund and the Tocqueville Gold Fund).

    The tabulation of the shareholder votes rendered the following results:

                                          For         Against    Withhold/Abstain
                                     ------------- ------------- ----------------
Proposal 1.
The Tocqueville Gold Fund            7,702,094.351   218,004.537    73,291.577
Proposal 2.
The Tocqueville Small Cap Value Fund 1,928,837.496   451,023.470   132,462.896
The Tocqueville Gold Fund            5,822,793.049 1,914,528.631   256,068.785

Proposal 1 was approved by the shareholders of The Tocqueville Gold Fund. Proposal 2 was not approved by the shareholders of the Tocqueville Small Cap Value Fund or The Tocqueville Gold Fund.

                                                          Semi-Annual Report 51

                              Investment Adviser

                       Tocqueville Asset Management L.P.
                          40 W. 57th St., 19th Floor
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor

               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                          40 W. 57th St., 19th Floor
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent

                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian

                                U.S. Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees

                         Francois D. Sicart--Chairman
                                Lucille G. Bono
                              Charles W. Caulkins
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                                  Guy A. Main
                              Larry M. Senderhauf

[LOGO]

Tocqueville Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.tocquevillefunds.com



                                                                   TQRPSEMI  05

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees

Item 11. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)     (1) Not Applicable.

        (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

        (3) Not applicable to open-end investment companies.

(b) Certification of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. Section 1350. Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant) The Tocqueville Trust


        By (Signature and Title) /s/ Robert W. Kleinschmidt
                                 -----------------------------------------------
                                 Robert W. Kleinschmidt, President

        Date  7/1/2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By (Signature and Title)* /s/ Robert W. Kleinschmidt
                                  ----------------------------------------------
                                  Robert W. Kleinschmidt, President

        Date 7/1/2005


        By (Signature and Title)* /s/ John P. Cassidy
                                  ----------------------------------------------
                                  John P. Cassidy, Treasurer

        Date 7/1/2005

* Print the name and title of each signing officer under his or her signature.

                                                                               3